UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant ss. 240.14a-12

                                GREATBATCH, INC.
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                (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (5) Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (4) Date Filed:

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

                                GREATBATCH, INC.
                                9645 WEHRLE DRIVE
                            CLARENCE, NEW YORK 14031

April 20, 2007

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Greatbatch, Inc. which will be held on Tuesday, May 22, 2007, at 10:00 a.m. at the Buffalo Niagara Marriott, 1340 Millersport Highway, Amherst, New York 14221. A map containing directions to the Buffalo Niagara Marriott is included on the enclosed proxy card for your convenience.

      Details of the business to be conducted at the Annual Meeting are given in the enclosed Notice of Annual Meeting and Proxy Statement. Included with the Proxy Statement is a copy of the company's 2006 Annual Report and 2006 Form 10-K. We encourage you to read these documents. They include information on the company's operations, markets and products, as well as the company's audited financial statements.

      Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. To make it easier for you to vote, we are offering Internet and telephone voting. The instructions included on your proxy card describe how to vote using these services. Of course, if you prefer, you can vote by mail by completing and signing your proxy card, and returning it in the enclosed postage-paid envelope provided.

      We look forward to seeing you at the Annual Meeting.

                                             Sincerely,


                                             /s/ Edward F. Voboril

                                             Edward F. Voboril
                                             Chairman of the Board


                                             /s/ Thomas J. Hook

                                             Thomas J. Hook
                                             President & Chief Executive Officer

                                GREATBATCH, INC.
                                9645 WEHRLE DRIVE
                            CLARENCE, NEW YORK 14031

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2007

To the Stockholders of Greatbatch, Inc.:

      The Annual Meeting of the Stockholders of Greatbatch, Inc. will be held at the Buffalo Niagara Marriott, 1340 Millersport Highway, Amherst, New York 14221, on Tuesday, May 22, 2007, at 10:00 a.m. for the following purposes, to:

1. Elect nine directors;

2. Approve the adoption of the Greatbatch, Inc. Executive Short-Term Incentive Compensation Plan;

3. Approve an amendment to the Greatbatch, Inc. 2005 Stock Incentive Plan to increase the number of shares available for issuance;

4. Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for Greatbatch, Inc. for fiscal year 2007; and

5. Consider and act upon other matters that may properly come before the Annual Meeting.

      The Board of Directors has fixed the close of business on April 5, 2007, as the record date for determining the stockholders having the right to notice of and to vote at the Annual Meeting.

                                     By Order of the Board of Directors,


                                     /s/ Timothy G. McEvoy

                                     Timothy G. McEvoy
                                     Vice President, General Counsel & Secretary

Clarence, New York
April 20, 2007

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET AS DESCRIBED ON YOUR PROXY CARD OR BY COMPLETING AND SIGNING YOUR PROXY CARD AND PROMPTLY RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                GREATBATCH, INC.
                                9645 WEHRLE DRIVE
                            CLARENCE, NEW YORK 14031

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                                 PROXY STATEMENT
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                                TABLE OF CONTENTS

                                    Contents                                Page
                                    --------                                ----

Information About Voting and the Meeting                                      2
    Security Ownership                                                        3

Company Proposals                                                             5
    Proposal 1 - Election of Directors                                        5
    Proposal 2 - Adoption of the Greatbatch, Inc.
                 Executive Short-Term Incentive Compensation Plan             7
    Proposal 3 - Amendment to the Greatbatch, Inc.
                 2005 Stock Incentive Plan                                    8
    Proposal 4 - Ratification of the Appointment of
                 Independent Registered Public Accounting Firm               10

Executive Officers                                                           11

Executive Compensation                                                       11
    Compensation Discussion and Analysis                                     11
    Compensation Tables                                                      22

Corporate Governance and Board Matters                                       28

Stockholder Proposals                                                        33

Other Matters                                                                33

                    INFORMATION ABOUT VOTING AND THE MEETING

      This proxy statement and the accompanying form of proxy are being mailed on or about April 20, 2007 in connection with the solicitation by the Board of Directors (the "Board") of Greatbatch, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m. on May 22, 2007, at the Buffalo Niagara Marriott, 1340 Millersport Highway, Amherst, New York 14221, and any adjournments thereof.

      The Company will bear the expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby. Proxies are being solicited principally by mail, by telephone and through the Internet. The Company has retained Mellon Investor Services LLC, a proxy solicitation firm, to assist in the solicitation of proxies for the Annual Meeting, for a fee of $7,500, plus out-of-pocket expenses.

      You may change your vote and revoke your proxy at any time prior to exercise by filing an instrument with the Secretary of the Company revoking it, by submitting a duly executed proxy bearing a later date or by request in person at the Annual Meeting. If your proxy is not revoked, the shares represented by your proxy will be voted according to your directions. If your proxy card is signed and returned without specifying voting directions, the shares represented by that proxy will be voted according to the recommendation of the Board on each proposal.

      On April 5, 2007, the record date fixed by the Board for the Annual Meeting, the Company had outstanding 22,326,335 shares of common stock. Each outstanding share of common stock is entitled to one vote on all matters to be voted on by the stockholders at the Annual Meeting.

      The presence, in person or by proxy, of a majority of the shares outstanding on the record date will constitute a quorum at the Annual Meeting. Abstentions, directions to withhold authority and broker non-votes (which occur when brokers or nominees notify the Company they have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining a quorum.

      Directors are elected by a plurality and the nine nominees who receive the most votes will be elected. Abstentions, directions to withhold authority and broker non-votes will be disregarded and will have no effect on the election of directors.

      The affirmative vote of a majority of the shares cast is required to approve the Greatbatch, Inc. Executive Short-Term Incentive Compensation Plan. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a negative vote. Broker non-votes will have no effect on the adoption of the Greatbatch, Inc. Executive Short-Term Incentive Compensation Plan.

      The affirmative vote of a majority of the shares cast is required to approve the amendment to the Greatbatch, Inc. 2005 Stock Incentive Plan, provided that a majority of the outstanding shares are voted on the proposal. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a negative vote. Broker non-votes will have no effect on the adoption of the amendment to the 2005 Stock Incentive Plan.

      The ratification of the appointment of Deloitte & Touche LLP ("Deloitte & Touche") as the independent registered public accounting firm for Greatbatch, Inc. for fiscal year 2007 requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will not be treated as votes cast and will have no effect on the ratification of the appointment of Deloitte & Touche.

      An individual who has a beneficial interest in shares allocated to the Company stock fund account under the Greatbatch, Inc. 401(k) Retirement Plan (the "401(k) Plan") is being sent a proxy statement and a proxy card to vote the common stock allocated to that account. An individual with a beneficial interest in the 401(k) Plan may give directions to the trustee of the 401(k) Plan as to how the allocated shares should be voted by returning the proxy card or using the telephone or Internet voting methods.

Security Ownership

      The following table sets forth information, as of April 5, 2007, regarding the beneficial ownership of the outstanding shares of the Company's common stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock, (ii) each director of the Company,
(iii) each executive officer named in the Summary Compensation Table ("Named Executive Officers") in this proxy statement and (iv) all directors and such Named Executive Officers as a group.


                                                     Number of Shares    Percent
           Name and Address of                         Beneficially        of
           Beneficial Owner(1)                            Owned           Class
           -------------------                       ----------------    -------
FMR Corp., Fidelity Management & Research
   Company and Edward C. Johnson 3d(2) ............     2,485,900         10.8%
   82 Devonshire Street
   Boston, MA 02109
Capital Research and Management Company and
   SMALLCAP World Fund, Inc.(3) ...................     2,149,600          9.4%
   333 South Hope Street
   Los Angeles, CA 90071
Dimensional Fund Advisors LP(4) ...................     1,691,372          7.4%
   1299 Ocean Avenue
   Santa Monica, CA 90401
Primecap Management Company(5) ....................     1,467,250          6.4%
   225 South Lake Avenue #400
   Pasadena, CA 91101
T. Rowe Price Associates, Inc.(6) .................     1,448,450          6.3%
   100 E. Pratt Street
   Baltimore, MD 21202
Barclays Global Investors Japan Limited(7) ........     1,150,100          5.0%
   Ebisu Prime Square Tower 8th Floor
   1-1-39 Hiroo Shibuya-Ku
   Tokyo 150-8402 Japan

Directors and Named Executive Officers
--------------------------------------
Thomas J. Hook(8)..................................       132,707            *
Edward F. Voboril(9)...............................       537,767          2.3%
Pamela G. Bailey(10)...............................        23,011            *
Joseph A. Miller, Jr.(11)..........................        15,895            *
Bill R. Sanford(12)................................        50,031            *
Peter H. Soderberg(13).............................        21,975            *
Thomas S. Summer(14)...............................        16,031            *
William B. Summers, Jr.(15)........................        32,553            *
John P. Wareham(16)................................        15,132            *
Thomas J. Mazza(17)................................        23,166            *
Mauricio Arellano(18)..............................        19,911            *
Susan M. Bratton(19)...............................        95,431            *
Susan H. Campbell(20)..............................        26,060            *
Larry T. DeAngelo(21)..............................       125,063            *
All Directors and Named Executive
   Officers as a group (14 persons)................     1,134,733          4.9%

*     Less than one percent

(1) Unless otherwise indicated, the address for all persons listed above is Greatbatch, Inc., 9645 Wehrle Drive, Clarence, New York 14031.

(2) FMR Corp., or FMR, Fidelity Management & Research Company, ("Fidelity"), and Edward C. Johnson 3d, filed a Schedule 13G/A dated February 14, 2007. The beneficial ownership information presented and the remainder of the information contained in this footnote is based solely on the Schedule 13G/A. Fidelity, a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 (the Advisers Act"), is the beneficial owner of 2,485,900 shares of the Company's common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 ("ICA"). Edward C. Johnson, FMR, through its control of Fidelity, and the Fidelity funds each has sole power to dispose of 2,438,500 of these shares. Neither FMR nor Edward C. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds. Through their ownership of voting common stock and the execution of a shareholders' voting agreement, members of the Johnson family may be deemed, under the ICA, to form a controlling group with respect to FMR.

(3) Capital Research and Management Company ("CRMC") and SMALLCAP World Fund, Inc. ("SCWF") jointly filed a Schedule 13G on February 12, 2007. The beneficial ownership information presented and the remainder of the information contained in this footnote is based solely on the Schedule 13G. CRMC is an investment adviser registered under Section 203 of the Advisers Act and is the beneficial owner of 2,149,600 shares of the Company's common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the ICA. SCWF is an investment company registered under the ICA, which is advised by CRMC and is the beneficial owner of 1,744,400 shares of the Company's Common Stock.

(4) Dimensional Fund Advisors LP ("Dimensional") filed a Schedule 13G/A dated February 9, 2007. The beneficial ownership information presented and the remainder of the information contained in this footnote is based solely on the Schedule 13G/A. Dimensional is an investment advisor registered under
      Section 203 of the Advisers Act, furnishes investment advice to four investment companies registered under the ICA, and serves as investment manager to certain other commingled group trusts and separate accounts (the "Funds"). In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported are owned by the Funds.

(5) Primecap Management Company filed a Schedule 13G/A dated February 14, 2007. The beneficial ownership information presented is based solely on the Schedule 13G/A.

(6) T. Rowe Price Associates, Inc. ("Price Associates") filed a Schedule 13G dated February 13, 2007. The beneficial ownership information presented and the remainder of the information contained in this footnote is based solely on the Schedule 13G. These securities are owned by various individuals and institutional investors for which Price Associates serves as an investment adviser with the power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(7) Barclays Global Investors Japan Limited filed a Schedule 13G dated January 23, 2007. The beneficial ownership information presented is based solely on the Schedule 13G.

(8) Includes (i) 47,476 shares Mr. Hook has the right to acquire pursuant to options exercisable currently or within 60 days after April 5, 2007; (ii) 81,864 shares awarded to Mr. Hook under the Company's 2002 Restricted Stock Plan and 2005 Stock Incentive Plan; (iii) 1,140 shares allocated to Mr. Hook's account under the 401(k) Plan; and (iv) 2,227 shares directly held by Mr. Hook.

(9) Includes (i) 333,971 shares Mr. Voboril has the right to acquire pursuant to options exercisable currently or within 60 days after April 5, 2007;
      (ii) 30,191 shares awarded to Mr. Voboril under the Company's 2002 Restricted Stock Plan and 2005 Stock Incentive Plan; (iii) 5,107 shares allocated to Mr. Voboril's account under the 401(k) Plan; and iv) 168,498 shares directly held by Mr. Voboril.

(10) Includes (i) 18,003 shares Ms. Bailey has the right to acquire pursuant to options exercisable currently or within 60 days after April 5, 2007 and
      (ii) 5,008 shares directly held by Ms. Bailey.

(11) Includes (i) 12,753 shares Dr. Miller has the right to acquire pursuant to options exercisable currently or within 60 days after April 5, 2007 and
      (ii) 3,142 shares directly held by Dr. Miller.

(12) Includes (i) 18,003 shares Mr. Sanford has the right to acquire pursuant to options exercisable currently or within 60 days after April 5, 2007
      (ii) 32,028 shares directly held by Mr. Sanford.

(13) Includes (i) 18,003 shares Mr. Soderberg has the right to acquire pursuant to options exercisable currently or within 60 days after April 5, 2007
      (ii) 3,972 shares directly held by Mr. Soderberg.

(14) Includes (i) 13,003 shares Mr. Summer has the right to acquire pursuant to options exercisable currently or within 60 days after April 5, 2007 (ii) 3,028 shares directly held by Mr. Summer.

(15) Includes (i) 18,003 shares Mr. Summers has the right to acquire pursuant to options exercisable currently or within 60 days after April 5, 2007
      (ii) 14,550 shares directly held by Mr. Summers.

(16) Includes (i) 12,503 shares Mr. Wareham has the right to acquire pursuant to options exercisable currently or within 60 days after April 5, 2007
      (ii) 2,629 shares directly held by Mr. Wareham.

(17) Includes (i) 15,148 shares Mr. Mazza has the right to acquire pursuant to options exercisable currently or within 60 days after April 5, 2007; (ii) 6,114 shares awarded to Mr. Mazza under the Company's 2002 Restricted Stock Plan and 2005 Stock Incentive Plan; (iii) 1,347 shares allocated to Mr. Mazza's account under the 401(k) Plan; and (iv) 557 shares directly held by Mr. Mazza.

(18) Includes (i) 11,927 shares Mr. Arellano has the right to acquire pursuant to options exercisable currently or within 60 days after April 5, 2007;
      (ii) 6,261 shares awarded to Mr. Arellano under the Company's 2002 Restricted Stock Plan and 2005 Stock Incentive Plan; (iii) 1,224 shares allocated to Mr. Arellano's account under the 401(k) Plan; and (iv) 499 shares directly held by Mr. Arellano.

(19) Includes (i) 39,044 shares Ms. Bratton has the right to acquire pursuant to options exercisable currently or within 60 days after April 5, 2007;
      (ii) 5,973 shares awarded to Ms. Bratton under the Company's 2002 Restricted Stock Plan and 2005 Stock Incentive Plan; (iii) 3,503 shares allocated to Ms. Bratton's account under the 401(k) Plan; and (iv) 46,911 shares directly held by Ms. Bratton.

(20) Includes (i) 17,571 shares Ms. Campbell has the right to acquire pursuant to options exercisable currently or within 60 days after April 5, 2007;
      (ii) 6,250 shares awarded to Ms. Campbell under the Company's 2002 Restricted Stock Plan and 2005 Stock Incentive Plan; (iii) 1,417 shares allocated to Ms. Campbell's account under the 401(k) Plan; and (iv) 822 shares directly held by Ms. Campbell.

(21) Includes (i) 76,337 shares Mr. DeAngelo has the right to acquire pursuant to options exercisable currently or within 60 days after April 5, 2007;
      (ii) 11,037 shares awarded to Mr. DeAngelo under the Company's 2002 Restricted Stock Plan and 2005 Stock Incentive Plan; (iii) 4,336 shares allocated to Mr. DeAngelo's account under the 401(k) Plan; and (iv) 33,353 shares directly held by Mr. DeAngelo.

      Requirements for Reporting Securities Ownership - Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely upon its review of copies of such forms furnished to it, or written representations from reporting persons that no such forms were required for those persons, the Company believes that during fiscal year 2006 all filing requirements applicable to executive officers, directors and greater than ten-percent beneficial owners were complied with.

                                COMPANY PROPOSALS

Proposal 1 - Election of Directors

      The Company's directors are elected annually to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. When your proxy is submitted, the shares it represents will be voted in accordance with the direction indicated, or, if no direction is indicated, the shares will be voted in favor of the election of the nominees identified below. The Company expects each nominee to be able to serve, if elected, but if any nominee notifies the Company before the Annual Meeting that he or she is unable to do so, then the proxies will be voted for such other person as the Board shall designate. Information regarding the nominees standing for election as directors is set forth below:

                                                                                        Director
            Name                Age          Position and Office with the Company         Since
----------------------------    ---    -----------------------------------------------  --------
Thomas J. Hook                  44     Director, President and Chief Executive Officer    2006
Edward F. Voboril               64     Chairman of the Board                              1997
Pamela G. Bailey                58     Director                                           2002
Joseph A. Miller, Jr.           65     Director                                           2003
Bill R. Sanford                 63     Director                                           2000
Peter H. Soderberg              60     Director                                           2002
Thomas S. Summer                53     Director                                           2003
William B. Summers, Jr.         56     Director                                           2001
John P. Wareham                 65     Director                                           2004

      Thomas J. Hook has served as the Company's Chief Executive Officer since August 2006, as director since May 2006 and President since June 2005. Prior to August 2006, Mr. Hook served as Chief Operating Officer, a position he held since September 2004. Beginning in 2002, Mr. Hook was employed by CTI Molecular Imaging where he had served most recently as President, CTI Solutions Group. From March 2000 to July 2002, Mr. Hook was General Manager, Functional and Molecular Imaging for General Electric Medical Systems. From 1997 to 2000, He worked for the Van Owen Group Acquisition Company and earlier, Duracell, Inc. Mr. Hook serves as a director of Central Radiopharmaceuticals, Inc., where he also serves on the audit committee of that board, and the Buffalo-Niagara Partnership. He is a member of the board of trustees of St Bonaventure University.

      Edward F. Voboril has served as Chairman of the Board since July 1997. Prior to August 2006, Mr. Voboril also served as Chief Executive Officer, a position he held since December 1990. Prior to June 2005, Mr. Voboril served as President of the Company, a position he also held since December 1990. Mr. Voboril currently serves on the board of directors of Analogic Corporation and on the audit, governance and compensation committees of that board. He also serves on the manufacturing council of the United States Department of Commerce.

      Pamela G. Bailey has served as a director since July 2002. Ms. Bailey currently serves as President and Chief Executive Officer of the Cosmetic, Toiletry, and Fragrance Association, a Washington, DC based trade association that represents the personal care products industry globally. Ms. Bailey served as President and Chief Executive Officer of AdvaMed, the world's largest association representing the medical technology industry, from June 1999 to April 2005. From 1970 to 1999 she served in the White House, the Department of Health and Human Services, and other public and private organizations with responsibilities for health care public policy.

      Joseph A. Miller, Jr. has served as a director since December 2003. Dr. Miller has been Executive Vice President and Chief Technology Officer for Corning, Inc. since 2001. Before joining Corning, he served as Senior Vice President of E.I. DuPont de Nemours from 1999 to 2001 and held various executive positions with that company prior to that time. Dr. Miller also serves on the board of directors of Dow Corning Corporation and the corporate responsibility committee of that board.

      Bill R. Sanford has served as a director since October 2000. Mr. Sanford is the Founder and Chairman of Symark LLC, a technology commercialization and business development company. He is Executive Founder, and from April 1987 to August 2000, was Chairman of the Board and Chief Executive Officer of STERIS Corporation, a global provider of infection and contamination prevention systems, products, services and technologies. Mr. Sanford serves on the board of directors of KeyCorp and on the risk management and nominating and corporate governance committees of that board. He is also a director of several early stage private technology companies and not for profit organizations.

      Peter H. Soderberg has served as a director since March 2002. Mr. Soderberg has served as the President and Chief Executive Officer of Hillenbrand Industries, Inc. and Hill-Rom Company, Inc., since March 2006. Mr. Soderberg previously served as President and Chief Executive Officer of Welch Allyn, Inc. from January 2000 to March 2006. Before that, he was Chief Operating Officer of Welch Allyn's medical products business. Prior to joining Welch Allyn in 1993, Mr. Soderberg was employed by Johnson & Johnson. Mr. Soderberg serves on the board of directors of AdvaMed, Constellation Brands, Inc. and Hillenbrand Industries, Inc.

      Thomas S. Summer has served as a director since November 2003. Mr. Summer has been Executive Vice President and Chief Financial Officer of Constellation Brands, Inc. since April 1997. In October 2006, Mr. Summers announced his intention to retire from his position at Constellation Brands, Inc. on or about May 15, 2007. He serves on the board of directors of Home Properties, Inc. and on the audit committee of that board.

      William B. Summers, Jr. has served as a director since July 2001. Mr. Summers served as President and Chief Executive Officer of McDonald Investments Inc, at the time of its sale to KeyCorp in 1998. Subsequent to the sale he served as Chairman and Chief Executive Officer of the investment company and Executive Vice President of Key Corp through November 2000, remaining as Chairman of McDonald Investments through his retirement in June 2006. He serves on the board of directors of RPM, Inc. and Developers Diversified Realty, Inc. Mr. Summers is a member of the audit committee of RPM, Inc. and the audit, compensation and pricing committees of Developers Diversified Realty, Inc. Mr. Summers also serves on the advisory boards of Molded Fiberglass Companies, Dix & Eaton and MAI Wealth Advisors LLC.

      John P. Wareham has served as a director since 2004. On April 7, 2005, Mr. Wareham retired as Beckman Coulter, Inc.'s Chairman and Chief Executive Officer. Mr. Wareham joined Beckman Coulter as its Vice President-Diagnostics Systems Group in 1984. Mr. Wareham is the non-executive chairman of the board of directors of STERIS Corporation and serves on the compensation committee of that board. He also serves on the board of ResMed Corporation and serves on the audit and governance committees of that board. He is on the advisory board of the University of California Medical Center. He is a former member of the board of directors and chairman of the board of AdvaMed, former member of the board of directors of the Manufacturers Alliance/MAPI, the board of directors of the National Association of Manufacturers, the board of governors of the Bowers Museum and the Advisory Council of the Keck Graduate Institute of Applied Life Sciences.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
               THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Proposal 2 - Adoption of the Greatbatch, Inc. Executive Short-Term Incentive Compensation Plan

      The Company is seeking your approval of the Greatbatch, Inc. Executive Short-Term Incentive Compensation Plan (the "STIC Plan"). While an incentive compensation plan does not require stockholder approval, stockholder approval of the STIC Plan and the performance criteria set out in the STIC Plan would provide the Company the benefit of tax deductibility of amounts paid under the STIC Plan.

      Under Internal Revenue Code ("IRC") ss.162(m), the Company may not deduct compensation of more than $1 million that is paid to an individual who, on the last day of the taxable year, is either its chief executive officer or is among one of the four other most high-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. Performance-based compensation is excluded from this $1 million limitation if paid pursuant to a plan that has received stockholder approval.

      The Company maintains other annual incentive compensation plans. However, the existing plans do not meet the requirements for qualified performance-based compensation under IRC ss.162(m). The Chief Executive Officer and other officers who are "covered employees" within the meaning of IRC ss.162(m) will participate in this STIC Plan for 2007 and there after.

      Purpose - The primary purpose of the STIC Plan is to pay covered employees appropriate bonuses for their achievement of specified performance goals. Another purpose of the STIC Plan is also to obtain, for federal income tax purposes, the deductibility of bonus awards made under the STIC Plan. The STIC Plan rewards individuals whose decisions and actions affect the operation, growth, and profitability of the Company. Accordingly, the amounts payable under the STIC Plan are intended to constitute "qualified performance-based compensation" under IRC ss.162(m).

      Performance-based compensation can be deductible if these four criteria are met:

      o the compensation is payable on the attainment of one or more pre-established objective performance criteria;
      o the performance criteria are established by a committee consisting solely of two or more outside directors;
      o the material terms of the compensation and performance criteria are disclosed to and approved by the stockholders prior to payment; and
      o the committee that establishes the performance criteria certifies that the performance criteria have been satisfied before payment.

      We are requesting stockholder approval in order to meet the third requirement listed above.

      Administration - The Compensation and Organization Committee (the "Compensation Committee") of the Board is responsible for administering the STIC Plan. Each member of the Compensation Committee is an "outside director" as defined for purposes of IRC ss.162(m).

      Eligibility and Participation - The Chief Executive Officer and others who are officers for purposes of Section 16 of the Securities Exchange Act of 1934 are eligible to participate in the STIC Plan. Participants will be the Chief Executive Officer and other officers who the Compensation Committee determines are "covered employees" within the meaning of IRC ss.162(m) for the fiscal year.

      Performance-Based Compensation Under IRC ss.162(m) - The objective performance goal(s) for each Participant will be set by the Compensation Committee within the first 90 days of each fiscal year. The performance goals will relate to one or more business criteria within the meaning of IRC ss.162(m), but limited to: earnings or diluted earnings per share, pro-forma earnings or diluted earnings per share, net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Compensation Committee), sales or revenue, net income (either before or after taxes), operating earnings or income, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on investment, return on stockholders' equity, return on assets or net assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, cost reduction or savings, customer satisfaction, working capital, price per share of the Company's Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. After the end of each fiscal year, the Compensation Committee will determine and certify in writing the amount of bonus to be awarded to each Participant in accordance with the limitations established by the STIC Plan.

      The maximum bonus award that a covered employee may be paid under the STIC Plan for the fiscal year is set at 250% of base salary (determined as of the first day of the fiscal year or, if greater, as of the date the performance criteria are established). The Compensation Committee may determine it is appropriate to pay less than the maximum bonus award amount to a Participant, but not more.

      Subject to the maximum bonus award described above, actual award amounts will be based on Company and individual performance and competitive pay levels as determined by the Compensation Committee.

      Payment of Bonus Awards - All bonus awards will be paid in cash. Participants will be permitted to defer payment of all or a portion of their bonus awards in accordance with the terms of any deferred compensation plan that we may adopt.

      The above summary is qualified by reference to the full text of the STIC Plan set forth as Exhibit A.

           THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE "FOR"
                      THE ADOPTION OF THE GREATBATCH, INC.
               EXECUTIVE SHORT-TERM INCENTIVE COMPENSATION PLAN.

Proposal 3 - Amendment to the Greatbatch, Inc. 2005 Stock Incentive Plan

      The Board has determined to amend the Greatbatch, Inc. 2005 Stock Incentive Plan (the "2005 Plan"), which was approved by stockholders at the Company's 2005 Annual Meeting. The 2005 Plan provides a long-term incentive for employees and directors to contribute to the growth of the Company and attain specified performance goals. The purpose of amending the 2005 Plan is to increase the number of shares available for issuance from 1,000,000 shares to 2,450,000 shares. As of March 31, 2007, 90,171 shares were available for awards under the 2005 Plan. If the amendment to the 2005 Plan is approved, no new awards will be made under the Company's 1997 and 1998 Stock Option Plans, 2002 Restricted Stock Plan or the Non-Employee Director Stock Incentive Plan. As of March 31, 2007, 217,143 shares were available for future awards under the 1997 and 1998 Stock Option Plans, 2,885 shares under the Non-Employee Director Stock Incentive Plan and 89,381 shares under the 2002 Restricted Stock Plan. The following is a summary of the material features of the 2005 Plan, which is qualified by reference to the full text of the 2005 Plan, as amended, set forth as Exhibit B.

      Purpose - Amending the 2005 Plan will allow the Company, under the direction of the Compensation Committee, to continue to award grants of stock options, restricted stock, restricted stock units, stock appreciation rights and stock bonuses, any of which may or may not require the satisfaction of performance objectives, to employees and to non-employee directors and service providers. The purpose of these stock awards is to attract and retain talented employees and the services of select non-employees, further align employee and stockholder interests and closely link employee compensation with Company performance. If approved, the amendment to the 2005 Plan will provide an essential component of the total compensation package offered to employees, reflecting the importance that the Company places on motivating superior results with long-term, performance-based incentives.

      Key Terms - The following is a summary of the key provisions of the 2005 Plan, as amended:

Plan Term:             February 21, 2005 to February 20, 2015.

Eligible Participants: Employees of the Company (including employees who are also directors and prospective employees conditioned on their becoming employees), non-employee consultants or service providers and non-employee directors of the Company as the Compensation Committee designates from time to time.

Shares Authorized:     2,450,000, subject to adjustment only to reflect stock
                       splits and similar events (This represents an increase of 1,450,000 shares). Awards that are forfeited, expire, cancelled or lapse become available for future grants.
                       Shares which are used to pay the exercise price of a stock option and shares withheld to satisfy tax withholding obligations will not be available for future grants.

Additional Shares
Authorized as a Percent
of Outstanding
Common Stock:          6.5%

Award Types:

                       (1) Non-qualified and incentive stock options - the right to purchase a certain number of shares of stock, at a certain exercise price, in the future.

                       (2) Restricted stock - share award conditioned upon continued employment, the passage of time or the achievement of performance objectives.

                       (3) Restricted stock units - the right to receive the market price of a share of stock in stock or cash in the future.

                       (4) Stock appreciation rights - the right to receive the net of the market price of a share of stock and the exercise price of the right, in stock, in the future.

                       (5)   Stock bonuses - a bonus payable in shares of stock.

Award Terms:           Stock options and stock appreciation rights will have a
                       term no longer than ten years. All awards made under the 2005 Plan may be subject to vesting and other contingencies as determined by the Compensation Committee and will be evidenced by agreements which set forth the terms and conditions of each award. The Compensation
                       Committee, in its discretion, may accelerate or extend the period for the exercise or vesting of any awards.

Shares Authorized for
Stock Options or Stock
Appreciation Rights:   Maximum of 2,450,000 shares issued as either
                       non-qualified or incentive stock options or stock appreciation rights (This represents an increase of 1,450,000 shares).

Shares Authorized for
Restricted Stock or
Restricted Stock Units
or Stock Bonuses:      Maximum of 850,000 shares issued as either restricted
                       stock of restricted stock units (This represents an increase of 450,000 shares).

Vesting: Determined by the Compensation Committee, subject to exceptions in the event of a change of control. Upon the occurrence of an event constituting a change in control of the Company as defined in the 2005 Plan, all awards outstanding will become immediately vested.

Not Permitted:

                       (1) Granting stock options or stock appreciation rights at a price below market price on the date of grant. As of April 5, 2007, the closing price per share of the Company's stock was $25.70 per share.

                       (2) Repricing of a stock option or stock appreciation right without stockholder approval.

                       (3) Granting more than 150,000 shares of restricted stock or restricted stock units in any fiscal year.

                       (4) Granting stock options or stock appreciation rights to any one employee during any fiscal year in excess of 100,000 shares.

      Tax Consequences - Stock option grants under the 2005 Plan may be intended to qualify as incentive stock options under IRC ss.422 or may be non-qualified stock options governed by IRC ss.83. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option if the shares received are held for the applicable holding periods (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The treatment for a participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

      Restricted stock and restricted stock units are also governed by IRC ss.83. Generally, no taxes are due when the award is made, but the award becomes taxable when it is no longer subject to a "substantial risk of forfeiture" (i.e., becomes vested or transferable). Income tax is paid on the value of the stock or units at ordinary rates when the restrictions lapse, and then at capital gains rates when the shares are sold.

      The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

      In general, participants will recognize ordinary income upon the receipt of shares or cash with respect to other awards granted under the 2005 Plan and the Company will become entitled to a deduction at such time equal to the amount of income recognized by the participant.

      Awards granted under the 2005 Plan may qualify as "performance-based compensation" under IRC ss.162(m) in order to preserve federal income tax deductions by the Company with respect to annual compensation required to be taken into account under ss.162(m) that is in excess of $1 million and paid to one of the Company's most highly compensated executive officers. To qualify, options and other awards must be granted under the 2005 Plan by a committee consisting of two or more "outside directors" (as defined under ss.162(m)) and satisfy the 2005 Plan's limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, for awards other than options to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria, as established and certified by a committee consisting solely of two or more "outside directors."

      The foregoing is only a summary of the effect of federal income taxation on the participant and the Company under the 2005 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income may be taxable.

      Transferability - Awards granted under the 2005 Plan generally are not transferable except by will or the laws of descent and distribution.

      Administration - The Compensation Committee, which is made up entirely of independent directors, will administer the 2005 Plan. The Compensation Committee will select the employees and non-employees who receive awards, determine the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the 2005 Plan, establish the terms, conditions and other provisions of the grants. The Compensation Committee may interpret the 2005 Plan and establish, amend and rescind any of its rules relating to the 2005 Plan.

      Amendments - The Board may, at any time, suspend or terminate the 2005 Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent required by Rule 16b-3 or by any comparable or successor exemption under which the Board believes it is appropriate for the 2005 Plan to qualify, or if and to the extent the Board determines that such approval is appropriate for purposes of satisfying IRC ss.162(m), ss.422 or ss.409A or any applicable rule or listing standard of any stock exchange, automated quotation system or similar organization. Nothing in the 2005 Plan restricts the Compensation Committee's ability to exercise its discretionary authority to administer the plan as provided in the 2005 Plan, which discretion may be exercised without amendment to the 2005 Plan. No action may, without the consent of a participant, reduce the participant's rights under any outstanding grant.

      Plan Awards - On March 6, 2007, the Compensation Committee awarded 50,193 shares of restricted stock to executives of the Company, which included some of the Named Executive Officers. These awards had a value of $1.3 million as of the grant date, and are subject to approval of this amendment to the 2005 Plan by the Company's stockholders. Restrictions on these shares will lapse 25% at the end of each year over four years. The following table sets forth the number and grant date value of the shares awarded to the Company's Named Executive Officers and other executives:

                                            Restricted Stock Awards
                                 -----------------------------------------------
     Name                        Number of Shares (#)       Grant Date Value ($)
     ----                        --------------------       --------------------
Thomas J. Mazza                            9,607                 $ 244,979
Mauricio Arellano                          8,823                   224,987
Susan M. Bratton                           8,823                   224,987
Susan H. Campbell                          8,823                   224,987
Other Executives                          14,117                   359,984

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE GREATBATCH, INC. 2005 STOCK INCENTIVE PLAN

PROPOSAL 4 - Ratification of the Appointment of Independent Registered Public Accounting Firm

      On recommendation of the Audit Committee, the accounting firm of Deloitte & Touche has been appointed by the Board as the Company's independent registered public accounting firm for fiscal year 2007. Although stockholder approval is not required, the Board requests stockholder ratification of Deloitte & Touche's appointment. Representatives of that firm are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

      Audit Fees - The following table sets forth the aggregate fees billed by the Company's independent registered public accounting firm, Deloitte & Touche, for services provided to the Company during fiscal years 2006 and 2005:

                                                      2006              2005
                                                  -----------       -----------

Audit Fees((1))                                   $   626,600       $   624,500
Audit-Related Fees((2))                                 3,500             2,800
                                                  -----------       -----------
   Total Audit and Audit-Related Fees                 630,100           627,300
Tax Fees((3))                                          95,900            17,300
All Other Fees                                             --                --
                                                  -----------       -----------
   Total Fees                                     $   726,000       $   644,600
                                                  ===========       ===========

(1) The amounts indicated represent fees billed by Deloitte & Touche for services rendered for the audit of the Company's annual consolidated financial statements and for its review of the Company's quarterly condensed consolidated financial statements.
(2) The amounts indicated represent fees billed by Deloitte & Touche for audit-related services, including services related to review of Securities and Exchange Commission comment letters and the Company's employee benefit plans.
(3) The amounts indicated represent fees billed by Deloitte & Touche for tax compliance, planning and consulting. None of the services provided by Deloitte & Touche were approved by the Audit Committee under the de minimis exception provided under Securities and Exchange Commission Regulation S-X, Rule 2-01(c)(7)(i)(c).

      Audit Committee Pre-Approval Policy on Audit and Non-Audit Services - As described in the Charter of the Audit Committee (Section III.10), the Audit Committee must review and pre-approve both audit and non-audit services to be provided by the Company's independent registered public accounting firm (other than with respect to de minimis exceptions permitted by Regulation S-X, Rule 2-01(c)(7)(i)(c)). This duty may be delegated to one or more designated members of the Audit Committee with any such pre-approval reported to the Audit Committee at its next regularly scheduled meeting.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2007

                               EXECUTIVE OFFICERS

      The Company's principal executive officers, and their respective ages and positions as of April 20, 2007, are as follows:

     Name               Age                        Position
-----------------       ---      -----------------------------------------------
Thomas J. Hook*         44       President & Chief Executive Officer
Thomas J. Mazza         53       Senior Vice President & Chief Financial Officer
Mauricio Arellano       40       Senior Vice President, Medical Solutions Group
Susan M. Bratton        50       Senior Vice President, Commercial Power Group
Susan H. Campbell       42       Senior Vice President, Medical Power Group

* The biographical information for Mr. Hook is provided above under "Proposal 1 - Election of Directors."

      Thomas J. Mazza has served as the Company's Senior Vice President and Chief Financial Officer since August 2005. He joined the Company in November 2003 as Vice President and Corporate Controller. Mr. Mazza served in a variety of financial roles since 1978 with Foster Wheeler Ltd. which culminated with him holding the positions of Vice President and Corporate Controller; Principal Accounting Officer; Vice President, Financial Systems; and Vice President, Financial Planning and Analysis.

      Mauricio Arellano has served as the Business Unit Leader for the Company's newly created Medical Solutions Group since November 2006. He was Promoted to Senior Vice President in March 2007. Mr. Arellano served as the Vice President of Greatbatch Mexico from January 2005 to November 2006. Mr. Arellano joined the Company in October 2003 as the Plant Manager for the Company's Carson City, Nevada facility. Prior to joining the Company, Mr. Arellano served in a variety of human resources and operational roles since 1998 with Tyco Healthcare - Especialidades Medicas Kenmex and from 1995 to 1998 with Sony de Tijuana Este.

      Susan M. Bratton has served as the Business Unit Leader for the Company's Commercial Power Group since January 2005. She was Promoted to Senior Vice President in March 2007. Ms. Bratton served as the Vice President of Corporate Quality from March 2001 to January 2005, as the General Manager of the Company's Electrochem Division from July 1998 to March 2001 and as the Director of Procurement from June 1991 to July 1998. Ms. Bratton has held various other positions with the Company since joining the Company in 1976.

      Susan H. Campbell has served as the Business Unit Leader for the Company's Medical Power Group since January 2005. She was Promoted to Senior Vice President in March 2007. Ms. Campbell joined the Company in April 2003 as the Plant Manger for the Company's Clarence, New York facility. Prior to that time, she was a plant manager for Delphi Corporation and General Motors Corporation.

                             EXECUTIVE COMPENSATION
                      Compensation Discussion and Analysis

Overview

    Our executive compensation programs are designed to be consistent with our compensation philosophy. Our philosophy is to provide senior management with a compensation package that is both competitive and encourages those executives to act in the best interest of our stockholders. To achieve this, we design our compensation programs to provide fixed compensation at the competitive market median rate and variable compensation at above competitive market median rates if above competitive market median performance is achieved. By following this philosophy we believe we can attract and retain executives who have the appropriate skill set to carry out our strategic plans and attain both our short and long term financial goals.

      Our compensation programs are designed by management in collaboration with our Compensation Committee and approved by our Board. Our performance-driven compensation programs consist of the following cash and non-cash components:

      o     Base Salary
      o     Annual Cash Incentives
      o     Long-Term Equity Awards
      o     Retirement and Change in Control Agreements
      o     Other Personal Benefits

      During 2006, we facilitated a change in senior management as a result of retirement notices received from Edward F. Voboril, former Chief Executive Officer, and Larry T. DeAngelo, former Senior Vice President of Administration & Secretary. We managed this change by following our previously adopted succession plan. Accordingly, Thomas J. Hook was appointed Chief Executive Officer in August 2006 and the responsibilities of Larry DeAngelo were assigned to various other senior managers. In order to help facilitate this management transition, we entered into employment agreements with both Edward Voboril and Larry DeAngelo, which extend through January 31, 2008. Prior to signing their current employment agreements, Edward Voboril and Larry DeAngelo were compensated based upon the overall compensation programs of the Company as described in this section. Edward Voboril's and Larry DeAngelo's compensation is now being paid in accordance with their employment agreements. See the "Employment Agreements" section for further discussion.

      Other than as discussed within this section, we do not believe the compensation for our Named Executive Officers in 2007 will change materially from 2006.

Compensation Committee Practices and Procedures

      Management, in collaboration with the Compensation Committee, is responsible for the design and administration of our compensation programs with appropriate approval and general oversight from the Board. This responsibility includes the determination of compensation levels and awards provided. The Compensation Committee historically has directly engaged Ernst & Young LLP, to assist with the development of these programs. Ernst & Young provides the Committee with relevant market and peer group data and alternatives to consider when making compensation decisions. For 2006, a representative of Ernst & Young was present in person or by telephone for five out of the six meetings held by the Compensation Committee.

      The Compensation Committee is also responsible for recommending to the Board for approval the performance and merit adjustments for our President & Chief Executive Officer. For the remaining Named Executive Officers, our President & Chief Executive Officer makes recommendations regarding performance and merit adjustments to the Compensation Committee for approval. Grants of equity-based compensation are determined by management in collaboration with the Compensation Committee and approved by the Board in accordance with approved equity grant guidelines previously established by the Compensation Committee with market data assistance from Ernst & Young.

      During 2006, both Edward F. Voboril, Chairman of the Board and former Chief Executive Officer and Larry T. DeAngelo, former Senior Vice President of Administration & Secretary attended all Compensation Committee meetings as representatives of the employees and to provide counsel and assistance to the Compensation Committee as needed. Both Edward Voboril and Larry DeAngelo were excused from meetings when items pertaining to their individual compensation were discussed.

Competitive Market Review

      As one factor in considering approval of elements of our compensation programs, the Compensation Committee compares our compensation programs and performance against an approved peer group of companies. The peer group, which is periodically reviewed and updated by the Compensation Committee, consists of eleven publicly traded companies that are similar in size and in similar industries as Greatbatch and with whom the Company may compete for executive talent. The companies comprising our compensation peer group, which was last changed in 2004, are:

Arrow International, Inc.                             Ultralife Batteries, Inc.
CONMED Corporation                                    Viasys Healthcare, Inc.
Cyberonics, Inc.                                      Vital Signs, Inc.
Datascope Corporation                                 Wright Medical Group, Inc.
Haemonetics Corporation                               ZOLL Medical Corporation
Thoratec Corporation

For 2007, the following changes were made to our peer group:

           Additions                                          Deletions
           ---------                                          ---------
DJO, Inc.                                              Haemonetics Corporation
Ev3, Inc.                                              Ultralife Batteries, Inc.
Integra LifeSciences Holdings Corp.
Merit Medical Systems, Inc.
SonoSite, Inc.
Symmetry Medical, Inc.

      These changes were made as we believe the six new companies (1) have relevant overlap with our key operating segments and products, (2) are similar in size, and (3) have key metrics that are consistent with our high growth strategy. The key metrics considered included revenue growth rate, EPS growth, average gross margins, enterprise value, EBITDA/enterprise value and revenue/enterprise value. We also believe the two companies removed no longer exhibit the above characteristics.

      Our total cash and direct compensation targets are based upon a 2004 market study performed by Ernst & Young LLP utilizing compensation peer group data supplemented with public survey data. We then adjusted the 2004 study base salary amounts by approximately 3-4% each year which reflects our analysis of market merit increases. This study has bee updated for 2007 taking into consideration the revised Peer Group.

      The 2004 market study provided total cash and direct compensation data based upon our peer group and appropriate publicly available survey sources as follows:

                Title                                 Publisher          Year
                -----                                 ---------          ----
Report on Executive Compensation                       Mercer            2003
Information Technology Positions Survey Report         Mercer            2003
Financial, Accounting and Legal Personnel
Compensation                                           Mercer            2003
Industry Report on Middle Management                Watson Wyatt       2003/2004
Industry Report on Top Management                   Watson Wyatt       2003/2004
Industry Report on Information Technology
Positions                                           Watson Wyatt       2003/2004
Executive Total Direct Compensation Survey             Mellon            2003
Total Salary Increase Budget Survey                 World at Work      2003/2004

      When setting performance goals for our annual cash incentive and long-term equity programs, the Compensation Committee, with input from management, considers the performance of our three largest customers supplemented by performance information for our peer group as well as relevant market indices. We believe the performance of our three largest customers should be considered since they account for nearly 67% of our sales. Additionally, we believe broader market indices are appropriate for consideration in establishing future performance metrics given that the peer group companies above do not have businesses that are perfectly comparable to ours. The Market indices considered include:

      o     S&P 600 index, (Greatbatch is included in this index);
      o High and low revenue growth rates as published by Morgan Stanley, Lehman Brothers, Bank of America, Bear Sterns and Merrill Lynch;
      o     Neuromodulation Forecast; and
      o     Oil & Gas Market Growth (as a proxy for our Commercial Power
            Segment).

Base Salary

      We want to provide senior management with a fixed level of cash compensation in the form of base salary that is consistent with their skill level, experience, knowledge, length of service with the Company and the level of responsibility and complexity of their position. The target salary for our senior management is based in part on the competitive market median of our compensation peer group, supplemented by published survey data (the "competitive market"). Actual base salaries may differ from the competitive market median target as a result of various factors including length of service, the level of responsibility and complexity of their position, individual performance, internal equity within our Company and the degree of difficulty in replacing the individual. The base salaries of senior management are reviewed by the Compensation Committee on an annual basis, as well as at the time of promotion or significant changes in responsibility. We expect the base salaries of our Named Executive Officers to increase in-line with any increases to the median competitive market rates.

Annual Cash Incentives

      Overview - The payment of annual cash incentives is formula-based, with adjustments for achievement of individual performance goals, and is governed by our Short-Term Incentive Compensation Program ("STIC Program"). The objective of the STIC Program is to provide a level of cash compensation that is based upon the achievement of internal Company performance objectives which takes into consideration the competitive market median performance.

      Employees at the manager level or above are eligible to participate in our STIC Program. For senior level managers, STIC Program awards are primarily based upon Company-wide performance goals. For all other levels, STIC Program awards are primarily based upon the achievement of specific individual operational goals, although Company-wide performance is also a factor. As a result, this component of compensation can be highly variable from year to year.

      STIC Program awards are calculated based upon the following formulas:

      Total Available Award (TAA) = (Base Salary x Individual STIC %) x STIC Funding %
      Actual Award = ((TAA x 75%) x Individual Performance %) + (TAA x
      25%)

      STIC Funding % - Overall funding of the STIC Program is based upon a Company-wide performance measure as recommended by the Compensation Committee and approved by the Board at the first meeting of every year. This measure is subject to adjustment based upon Compensation Committee approved unusual or extraordinary items that were not contemplated when the performance measure was set and may not be within the control of management. Funding of the STIC Program is calculated in accordance with the following scale:

      Achievement of Performance Measure                         Funding %
      ----------------------------------                   ---------------------
                 0% - 75%                                           0%
                      75%                                          50%
                76% - 99%                                   50% - 100%
                     100%                                         100%
              101% - 132%                                  100% - 200%
                     133%                                         200% (Maximum)

      This funding model was generally designed to provide stockholders with a three-to-one payout ratio compared to management (i.e. for every four dollars earned above the target, one dollar is paid in additional incentive compensation to fund the STIC Program, up to the maximum threshold. Thus, three dollars are returned to the stockholders in the form of reinvestment in the business).

      For 2006, the STIC Program funding performance measure was adjusted earnings per share ("Adjusted EPS") of $1.05 per share. We selected Adjusted EPS because of its direct correlation with the interests of our stockholders. In establishing this measure, the Compensation Committee considered both the 2006 budget, as well as the three-year compound annual growth rate the 2006 measure would provide (15%) and how that growth rate compared to our competitive market. Achievement at the 100% target level was deemed to be a "realistic" goal for management and any amount greater than the target was believed to be a "stretch" goal. As a result of stronger than expected financial performance, for 2006 the STIC Program was funded at 190% of the target, based upon the Company achieving Adjusted EPS that was 131% of the target.

      Individual STIC % - Individual cash incentives are calculated by multiplying the funding percentage by the individuals target payout. The individual target payout was determined by the Compensation Committee in order to provide total cash compensation (base salary + cash incentive) at the median of our competitive market and between the 65th and 75th percentile of our competitive market for above competitive market median performance.

      The target payout as a percentage of base salary for our Named Executive Officers is as follows:

                                                              2006       2007(1)
                                                              ----       -------

      o     President & CEO                                   80%         80%
      o     CFO                                               70%         65%
      o     Business Unit Leaders                             65%         65%(2)
      o     Former CEO                                        90%         85%(3)
      o     Former SVP Administration & Secretary             75%         70%(3)

(1) During 2006, consistent with the decision made in late 2004, the Compensation Committee continued to reduce the annual cash incentive target payout percentages for senior level management and increase the level of equity based compensation. This was done to better align the mix between cash and equity based and between short-term and long-term compensation with our competitive market.

(2)   Includes a promotional increase in 2007.
(3) Former executive is eligible to receive 2007 STIC Program award. See the discussion regarding the respective executive's employment agreement later in this section.

      Actual annual cash incentive awards may differ from the target payout as a result of the achievement of individual business unit and functional goals (Individual Performance %), which impact 75% of the actual award and cannot exceed 100%. The remaining 25% of the award is determined by the achievement of the Company performance target (same as funding target). Senior level management's business unit and functional goals are primarily based on overall Company performance. The individual performance percentage for the President & Chief Executive Officer is determined by the Compensation Committee and approved by the Board. For the remaining Named Executive Officers, the individual performance percentage is determined by the President & Chief Executive Officer and approved by the Compensation Committee and the Board.

      The STIC Program for our Named Executive Officers is included in this proxy statement for consideration by our stockholders in order to meet the requirements for an income tax deduction under IRC ss.162(m). Under IRC ss.162(m), a limitation is placed on the tax deductibility of compensation to certain executives of a publicly-held corporation that exceeds $1,000,000 in any taxable year, unless the compensation meets certain requirements. Currently the STIC Program does not meet these requirements. Historically, our deductions for executive compensation were not limited by IRC ss.162(m), except in isolated circumstances.

Long-Term Equity Awards

      Overview - In addition to cash incentives, we also compensate management with long-term equity awards. These awards are designed to align management's performance with the interest of our stockholders. Additionally, they are used as a recruiting and retention tool for key managers. We currently grant equity awards under various existing equity compensation plans, including the following: (1) The 1997 Stock Option Plan; (2) The 1998 Stock Option Plan; (3) The 1999 Non-Employee Director Stock Option Plan; (4) The 2002 Restricted Stock Plan; and (5) The 2005 Stock Incentive Plan. A proposal is included in this proxy statement to freeze all of the outstanding equity plans except the 2005 Stock Incentive Plan, and to increase the shares available for issuance under the 2005 Stock Incentive Plan.

      The award of equity based compensation is both discretionary and formula-based as described in our Long-Term Incentive Award Program ("LTIP Program") and Supplemental Annual Long-Term Incentive Award Program ("SALT Program"). The objective of the LTIP and SALT Programs is to provide total direct compensation (total cash compensation + equity based compensation) at the median of our competitive market and up to the 75th percentile of our competitive market for above competitive market median performance.

      In addition to LTIP and SALT Program awards, all managers and above are eligible for equity awards at the time of hire, upon promotion, for special recognition or significant changes in responsibility.

      Our equity-based compensation plans and awards are designed and administered by management in collaboration with the Compensation Committee and subject to the approval of our Board. Historically, we have granted employees equity-based compensation in the form of non-qualified and incentive stock options and restricted stock. The LTIP and SALT Program awards are generally issued before April of every year once financial results from the prior year and performance targets for the current and future years are determined. Equity awards issued for recognition or newly hired or newly promoted employees are typically granted at the next scheduled Board meeting following the event date. The Board typically meets five times per year based on a schedule determined several months in advance. Accordingly, the proximity of any awards to earnings announcements or the release of material non-public information would be coincidental. All stock options are issued with strike prices that are equal to the value of our closing stock price on the grant date, which is the Board meeting date. As a result of this practice and an internal review performed in 2006, we have determined that there were no accounting issues with regards to the backdating of stock options or market timing.

      Except as described in the "Employment Agreement" and "Executive Retirement Guidelines" sections, all unvested stock-based awards expire upon death, disability, termination by employee and termination by the Company, other than for cause. Upon termination for cause, all outstanding stock-based awards expire. Upon death, disability, termination by employee and termination by the Company, other than for cause, all vested stock-based awards expire at various times, up to one year, based upon the termination reason and the equity plan they were awarded from. In the event of a change in control, all unvested stock-based awards immediately vest. See further discussion regarding change of control in the "Change in Control Agreements" section.

      We believe that compensation from our stock options granted under the 2005 Stock Incentive Plan are deductible and not limited by IRC ss.162(m). Our deductions for restricted stock grants may be limited in the future under ss.162(m).

      LTIP Program - The objective of the LTIP Program is to provide a fixed level of equity-based compensation at the median of our competitive market and adjusted for individual performance. The 2006 LTIP Program awards were determined based upon the following formula:

      Total Available Shares (TAS) = (Base Salary x Individual LTIP %) / Black Scholes Value
      Actual Share Payout = TAS x Individual Performance %

      Non-Qualified Stock Option Grant = Actual Share Payout x 2/3 Restricted Stock Grant = (Actual Share Payout x 1/3) / 2.5

      Individual LTIP % - The target grant of LTIP Program equity awards as a percentage of base salary for our Named Executive Officers is as follows. The target number of shares is calculated using the Black Scholes value of our stock on the date of grant:

                                                              2006       2007
                                                              ----       ----

      o     President & CEO                                   125%       150%
      o     CFO                                                60%        70%
      o     Business Unit Leaders                              50%        70%(1)
      o     Former CEO                                        150%       N/A
      o     Former SVP Administration & Secretary              75%        80%

(1)   Includes a promotional increase in 2007.

N/A Former executive is not eligible for LTIP Program grants in accordance with his respective employment agreement, discussed later in this section.

      The actual amount of awards granted may differ from the target percentage as a result of the consideration by the Compensation Committee of individual business unit and functional goals (Individual Performance %). The individual performance percentage that may be taken into account by the Compensation Committee is the same individual performance percentage used to calculate annual cash incentive awards under the STIC Program.

      The 2006 LTIP Program awards were granted in the form of non-qualified stock options (2/3 payout target) and restricted stock (1/3 payout target) with the restricted stock being converted on a 2.5 to 1 ratio. This ratio was used as restricted stock was valued at approximately 2.5x the Black Scholes value of our stock options and was intended to reflect the difference in value between restricted stock and stock options. The mix between stock options and restricted stock was determined by management in collaboration with the Compensation Committee in their desire to balance between share ownership and potential future dilution to stockholders. The mix between stock options and restricted stock is reviewed annually by the Compensation Committee and was changed to 50/50 for 2007.

      For 2006, the LTIP Program stock option awards vest 25% at the end of each year, including the year of grant. The LTIP Program restricted stock awards vest 50% at the end of the second year, including the year of grant and 25% at the end of the third and fourth year.

      SALT Program - The objective of the SALT Program is to provide total direct compensation up to the 75th percentile of our competitive market if certain performance goals are met. This is consistent with our philosophy of providing above competitive market median compensation for above competitive market median performance. The use of SALT Program awards puts a larger percentage of our Named Executive Officers pay in equity and at risk, which we believe is appropriate and consistent with our compensation philosophy. SALT Program awards are determined based upon the following formula:

      Actual Share Payout = (Base Salary x Individual LTIP %) / Black Scholes Value

      Individual SALT % - The SALT Program equity awards expressed as a percentage of base salary for our Named Executive Officers is as follows:

                                                              2006       2007
                                                              ----       ----

      o     President & CEO                                   100%       125%
      o     CFO                                                40%        50%
      o     Business Unit Leaders                              40%        50%(1)
      o     Former CEO                                         N/A       N/A
      o     Former SVP Administration & Secretary              45%       N/A

(1)   Includes a promotional increase in 2007.

N/A Former executives are no longer eligible for SALT Program grants in accordance with their respective employment agreement, discussed later in this section.

      The target number of shares is calculated using the Black Scholes value of our stock on the date of grant. SALT Program awards are granted in the form of non-qualified stock options and are both time and performance based. Stock options vest either at 100% or 0% depending on whether or not the Company achieves certain three-year performance measures. If the performance measures are achieved, the awards are still subject to an additional one year service period. The form of the SALT Program awards is reviewed annually by the Compensation Committee. The 2006 SALT Program awards performance measures were as follows:

      o     2006 - 2008 cumulative revenue;
      o     2006 - 2008 cumulative operating income; and
      o     2006 - 2008 cumulative cash provided by operations.

      These performance measures reflect our confidential strategic plan and we do not disclose the amount of these measures publicly for competitive reasons. These measures were chosen based upon the importance of these objectives in the achievement of our strategic plan, providing quality earnings and creating value for our stockholders. In setting these performance targets we also considered the performance of our peer group, market indices and customer base with the intent that these goals be set to represent stretch goals that would result in superior upper quartile performance relative to our customers and peers. Achievement of these targets is believed to be a "challenging" goal for our senior management. If all three performance goals are met, the SALT awards will fully vest at the end of 2009. These performance measures are subject to adjustment based upon unusual or extraordinary items that were not contemplated when the performance measures were set and may be out of the control of management. The Compensation Committee approves all adjustments.

      Other Equity Based Compensation - In addition to the LTIP and SALT Programs, senior management may receive additional equity based compensation at the date of hire, upon promotion, for special recognition or upon a significant change in responsibility. These awards are used as a recruiting and retention tool. These grants are typically in the form of incentive stock options or restricted stock and are typically granted as a percentage of the respective employee's base salary. The amount of incentive stock options granted that become exercisable in any one year by an individual employee is subject to the $100,000 limit imposed by IRC ss.422(d).

      Share Ownership Guidelines - In order to better align the interests of our executives with the interests of our stockholders and to promote our commitment to sound corporate governance, in 2006 the Compensation Committee designed and the Board approved stock ownership guidelines for senior level management and non-employee directors. These guidelines require non-employee directors to own at least $90,000 in shares of the Company. This multiple was chosen as it equated to 3x the directors annual retainer. The ownership requirement for our current Named Executive Officers is calculated as a percentage of base salary as follows:

                                               Multiple of Base Salary
                                               -----------------------
      o     President & CEO                             5.0x
      o     CFO                                         3.0x
      o     Business Unit Leaders                       3.0x

      The directors and executives are required to be in compliance with these guidelines within 5 years of becoming subject to the policy and "meaningful" progress must be made and is monitored throughout that time period.

      The ownership guidelines also contain a holding period requirement for equity based awards. Non-employee directors are expected to hold all equity based awards, net of applicable taxes, until their tenure as a Board member has ended. Senior level managers are required to hold exercised stock options and vested restricted stock, net of applicable taxes, for one year following the exercise or vesting. For purposes of these guidelines, a 50% tax rate is assumed.

Retirement and Change in Control Agreements

      Overview - We believe that it is in the best interest of our Company and stockholders to have the unbiased dedication of our executives, without the distraction of personal uncertainties such as retirement or a change in control. We have designed our senior management retirement and other post-employment benefit programs to reduce such distraction. We believe that our programs allow for a "smooth" transition in the event of retirement or a change in control without providing "windfall" benefits to management. We also believe that these benefits are competitive with those of other comparable companies.

      The components of our retirement benefits program are as follows:

      o     Executive Retirement Guidelines
      o     401(k) Plan
      o     Change in Control Agreements

      We do not offer our employees or senior management defined benefit pension, post-retirement or deferred compensation benefits. This decision was made as we believe that such plans are both undervalued by employees and more expensive to administer in comparison to the programs that we do offer. When designing our retirement and other post-employment benefit programs we consider IRC ss.409A and continue to evaluate our programs in light of the new guidance continuously being issued.

      We currently do not have a formal severance plan for our employees. In the past we have provided post-employment severance benefits to our employees who are terminated in connection with a reduction-in-force or corporate reorganization. Generally these benefit amounts are based upon length of service and position level with the Company. Future severance payments are at the discretion of management.

      Executive Retirement Guidelines - Higher-level senior managers who are at least 59 1/2 with a combination of age and length of service equal to at least 69 1/2 are eligible to receive certain benefits under our Executive Retirement Guidelines. These guidelines have been approved by our Board and allow for the following:

      a. accelerated vesting of all outstanding time-based stock incentive awards;
      b. discretionary vesting of all outstanding performance-based stock incentive awards; and
      c. a discretionary extension of the time eligible to exercise outstanding stock options.

      In exchange for these benefits, the executives are required to sign a two-year non-compete agreement. In order to be considered for these benefits, the executive must submit a voluntary retirement request form at least one year prior to their anticipated retirement date and facilitate the transition of their responsibilities to their chosen successor. All requests for retirement and benefits under our Executive Retirement Guidelines by Named Executive Officers are reviewed and approved by our Board.

      401(k) Plan - Nearly all of our employees are eligible to participate in our defined contribution 401(k) plan. This plan provides for the deferral of employee compensation up to the maximum Internal Revenue Code limit and a discretionary Company match. In 2006, this match was $0.35 per dollar of participant deferral, up to 6% of the base salary for each participant.

      In addition to the discretionary contributions described above, employees are eligible to receive an additional discretionary contribution equal to 5% of their base salary to the 401(k) Plan. This discretionary contribution is made in the form of Company stock and is subject to certain Internal Revenue Service limits.

      Each year we perform standard year-end coverage, nondiscrimination and compliance testing on our 401k Plan to ensure compliance with applicable Internal Revenue Service rules and regulations. In the event the plan does not meet the nondiscrimination requirements, a prorated portion of the contributions made by "Highly Compensated" employees will be returned to the respective employee in order to ensure compliance.

      Participants immediately vest in their own contributions and earnings, as well as the matching and stock contributions made by the Company.

      Change in Control Agreements - We have entered into change in control agreements with 14 of our senior level managers, including our Named Executive Officers. These agreements provide for continued employment with the same base salary, annual cash incentive and benefits for two years following a change of control. If the employee is terminated after the change of control, other than for death, disability, cause, or the executive terminates the agreement for good reason, then the executive will be entitled to certain benefits. The most significant components of those benefits are as follows:

      a.    two times annual salary;
      b. two times average bonus for the three year period prior to the date of termination;
      c. two times the Company's 5% discretionary contributions to the Company's 401(k) Plan;
      d.    $25,000 for outplacement services;
      e. continued coverage under the Company's medical and other benefit plans for a period of two years; and
      f.    all unvested stock-based awards immediately vest.

    Based upon the hypothetical termination date of December 29, 2006, the change in control termination benefits for our Named Executive Officers would be as follows (in thousands):

                                         Acceleration     Continuance
                                           of Stock-      of Health &               Outplace-
                           Salary &         Based          Welfare       401(k)        ment       Tax
                             Bonus          Awards         Benefits       Plan        Servic   Gross-Up(1)     Total
                             -----          ------         --------       ----        ------   -----------     -----
o     President & CEO     $1,572,500     $2,613,792        $42,784      $29,950      $25,000   $1,458,996   $5,743,022
o     SVP, CFO               748,000        223,736         14,253       31,024       25,000      380,832    1,422,845
o     SVP, Medical
      Solutions Group        679,800        177,501         19,912       28,809       25,000      365,463    1,296,485
o     SVP, Commercial
      Power Group            731,067        173,713         14,253       29,265       25,000      340,210    1,313,508
o     SVP, Medical
      Power Group            734,067        179,570         14,253       29,219       25,000      355,513    1,337,622
o     Former CEO           1,801,333      2,597,493         24,582       31,240       25,000    1,529,412    6,009,060
o     Former SVP
      Administration &
      Secretary                   --        343,761             --           --           --           --      343,761

(1) Computed based upon the assumption that equity awards are paid out in cash and does not consider the value that could be assigned to the non-compete agreements signed by Thomas J. Hook and Edward F. Voboril.

      In exchange for the above, the terminated executive is required to sign a 36-month confidentiality agreement. In designing these agreements, we considered IRC ss.280G. IRC ss.280G denies a tax deduction for any and all excess parachute payments for corporations undergoing a change in control. In addition, the individual recipient of such payment must pay an extra 20% excise tax on the amount of the payment. IRC ss.280G provides a safe harbor from this excise tax if the present value of any parachute payments under a change in control does not exceed certain thresholds as defined in the code. Our change in control agreements provide that an executive is not entitled to a gross-up if the present value of payments does not exceed 110% of the safe harbor threshold. Instead the payments due to these executives would be reduced to the maximum that could be paid so that the value of the payment would not exceed the safe harbor threshold. To the extent the change in control parachute payment exceeds 110% of the safe harbor threshold, then the participant would be entitled to an excise tax gross-up payment, which is included in the amounts shown above.

Other Personal Benefits

      In addition to the elements of compensation discussed above, we also provide senior level management with various other benefits as follows:

      o     Education Assistance
      o     Executive Financial Planning
      o     Executive Physical
      o     Car Allowance
      o     Other Benefits

      We provide these benefits in order to remain competitive with the market and believe that these benefits help us to attract and retain qualified executives. These benefits also reduce the amount of time and attention that senior management must spend on personal matters and allows them to dedicate more time to the Company. We believe that these benefits are in-line with the market, are reasonable in nature, are not excessive and are in the best interest of the Company and its stockholders.

      Education Assistance Program - All employees and their dependents are eligible to participate in our Education Assistance Program. This program is provided to support our innovation and commitment to improving our abilities. We believe that education will support the development of our employees for new positions and enhance their contributions to the achievement of our strategic goals. This program was pioneered by our founder, Wilson Greatbatch, who believed as we do that "education is always worth more than it costs in time, money and effort."

      Under our Education Assistance Program we reimburse tuition, textbooks and laboratory fees for all of our employees and their dependents. All fulltime employees are eligible for 100% reimbursement upon the successful completion of a job related degree program. The dependent children benefit vests on a straight-line basis over ten years. For employees hired after January 1, 2003, the maximum amount of dependent children reimbursable tuition is the cost of tuition at the recognized local State University which for 2006 was approximately $5,000. For employees hired prior to January 1, 2003 and for the Named Executive Officers effective January 1, 2007, there is no maximum limit for dependent children reimbursement. Minimum academic achievement is required in order to receive reimbursement under all Education Assistance Programs.

      Executive Financial Planning Program - Senior level managers are eligible for reimbursement of financial planning services. Reimbursement is approved for dollar amounts up to $5,000 in the first year of the program and up to $2,500 in all other years. Qualified expenses include income tax preparation, estate planning and investment planning, among others.

      Executive Physical - We have partnered with regional hospitals to provide senior level managers with annual physicals. We cover 100% of the cost of this program. This program was developed to promote the physical well being and health of our senior level managers. We believe this program is in the best long-term interest of our stockholders.

      Car Allowance - Certain senior level managers are eligible to receive an auto allowance. The 2006 and 2007 auto allowance for our Named Executive Officers follows:

                                                            2006           2007
                                                            ----           ----
      o     President & CEO                               $14,400        $14,400
      o     CFO                                            14,400         14,400
      o     Business Unit Leaders                           9,600         14,400
      o     Former CEO                                     14,400         14,400
      o     Former SVP Administration & Secretary          14,400         14,400

      We believe this benefit is consistent with market practices.

      Other Benefits - Senior management also participates in other benefit plans that we fully or partially subsidize. Their participation is on the same terms as other employees of the Company. Some of the more significant of these benefits include medical, dental, life, and vision insurance, as well as relocation reimbursement and vacation.

Employment Agreements

      We currently have entered into employment agreements with the following executives of the Company:

      o     Thomas J. Hook
      o     Edward F. Voboril
      o     Larry T. DeAngelo

      Except for the change in control agreements discussed earlier, no other senior level executives have employment agreements.

      Thomas J. Hook - We entered into an employment agreement with Thomas J. Hook in order to secure his services upon his appointment as President & Chief Executive Officer. This agreement provides certain benefits in addition to the other benefits discussed elsewhere in this section as follows:

      a. Term extends through December 31, 2009 with automatic 1 year renewals after that;
      b. Grant of 25,000 shares of non-qualified options and 50,000 shares of restricted stock that vest 25% on December 31, 2008, 25% on December 31, 2009 and 50% on December 31, 2010;
      c. Company financed term life insurance policy of at least $5 million in face value;
      d. In the event of death or disability - i) salary and fringe benefit continuation through the term of the contract, or 1 year whichever is longer; and ii) immediate vesting of all non-vested equity based awards, except SALT awards;
      e. In the event of termination without cause or with good reason - i) 1 years salary and STIC incentive payment; and ii) immediate vesting of all non-vested equity based awards, except SALT awards. Right to exercise vested options upon termination is extended to twelve months; and
      f. Non-compete agreement during the term of the contract and 24 months from the date of last payment under the contract.

      The following table presents the benefits that would be received by Thomas
J. Hook in the event of a hypothetical termination as of December 29, 2006 as follows (in thousands):

                                              Acceleration   Continuance of
                                                of Stock-       Health &
                                 Salary &         Based         Welfare         401(k)     Financial
                                   Bonus          Awards        Benefits         Plan       Planning        Auto          Total
                                   -----          ------        --------         ----       --------        ----          -----
Permanent Disability            $1,275,000     $2,447,698     $   58,032     $   44,925    $    9,000    $   43,200    $3,877,855
Death                            1,275,000      2,447,698         58,032             --            --            --     3,780,730
Termination Without Cause          765,000      2,447,698             --             --            --            --     3,212,698
Termination With Good Reason       765,000      2,447,698             --             --            --            --     3,212,698
Termination for Cause                   --             --             --             --            --            --            --
Termination Without Good
Reason                                  --             --             --             --            --            --            --
Retirement                              --      2,447,698             --             --            --            --     2,447,698

      Edward F. Voboril - In order to ensure the successful implementation of his succession plan, in June 2006 we entered into an employment agreement with Edward F. Voboril, Chairman of the Board and former Chief Executive Officer. This agreement provides certain benefits in addition to the other benefits discussed elsewhere in this section as follows:

      a.    Term extends through January 31, 2008;
      b.    From January 1, 2007 to January 31, 2008 executive agrees to devote
            1/2 of business time to his duties as Chairman of the Board;
      c.    Base Salary of $225,000 from January 1, 2007 to January 31, 2008;
      d. In lieu of his 2007 LTIP Program award and 2006 and 2007 SALT Program awards will receive 50,879 shares of stock on December 31, 2007 upon meeting two strategic performance goals as determined and measured by the Board; 1) the successful implementation of his succession plan; and 2) successful implementation of an acquisition plan. In the event an acquisition does not close, a suitable alternative development objective as determined by the Board;
      e. Company financed term life insurance policy of at least $2 million in face value;
      f. Reimbursement for financial planning not to exceed $5,000 per year plus a gross-up payment to cover the taxes imposed on the reimbursement;
      g.    Company financed health insurance for the term of the contract;
      g. In the event of death or disability - i) salary and fringe benefit continuation through the term of the contract; and ii) immediate vesting of all non-vested equity based awards.
      h. In the event of termination without cause or with good reason - i) 1 years salary and STIC incentive payment (without cause only); and
            ii) immediate vesting of all non-vested equity based awards, except SALT awards;
      i. Right to exercise vested options upon termination is extended to twelve months; and
      j. Non-compete agreement during the term of the contract and 24 months from the date of last payment under the contract.

      The following table presents the benefits that would be received by Edward
F. Voboril in the event of a hypothetical termination as of December 29, 2006 as follows (in thousands):

                                                 Acceleration    Continuance of
                                                   of Stock-         Health &
                                      Salary &      Based            Welfare        Financial
                                       Bonus        Awards           Benefits        Planning       Auto         Total
                                       -----        ------           --------        --------       ----         -----
Permanent Disability                 $243,750     $2,597,493         $12,040          $10,000     $15,600     $2,878,883
Death                                 243,750      2,597,493          12,040               --          --      2,853,283
Termination Without Cause             817,000      2,597,493              --               --          --      3,414,493
Termination With Good Reason          817,000      2,597,493              --               --          --      3,414,493
Termination for Cause                      --             --              --               --          --             --
Termination Without Good Reason            --             --              --               --          --             --
Retirement                                 --      2,597,493              --               --          --      2,597,493

      Larry T. DeAngelo - In order to ensure the successful implementation of his succession plan, in November 2006 we entered into an employment agreement with Larry T. DeAngelo, former Senior Vice President of Administration & Secretary, following the notice of his retirement. This agreement provides certain benefits in addition to the other benefits discussed elsewhere in this section as follows:

      a.    Term extends through January 31, 2008;
      b. As of December 19, 2006 became Senior Advisor to the Chairman and to the President & Chief Executive Officer;
      c. Eligible for 2007 STIC Program incentive payment plus $100,000 severance payment in 2008; and
      d.    Will be considered for equity awards in 2007.

                               Compensation Tables

Summary Compensation Table

      The following table summarizes the total compensation paid or earned by each of the Named Executive Officers for the fiscal year ended December 29, 2006. We have entered into employment agreements with Thomas J. Hook, Edward F. Voboril and Larry T. DeAngelo - see the "Employment Agreements" section of the Compensation Discussion and Analysis for further discussion. The Named Executive Officers were not entitled to receive payments which would be characterized as "Bonus" payments for the fiscal year ended December 29, 2006.

      Total cash compensation, which includes salary and non-equity incentive plan compensation, is based on individual performance as well as the overall performance of the Company as described in the "Base Salary" and "Annual Cash Incentives" sections of the Compensation Discussion and Analysis. Total cash compensation as a percentage of total compensation was as follows: Thomas J. Hook - 64.1%; Thomas J. Mazza - 74.7%; Mauricio Arellano - 76.4%; Susan M. Bratton - 71.5%; Susan H. Campbell - 76.2%; Edward F. Voboril - 31.8%; and Larry
T. DeAngelo - 47.3%. Generally, the emphasis that is placed on stock-based compensation increases as the level of responsibility of the individual employee increases.

                                                                                               Non-Equity
                                                                                                Incentive      All
      Name and Principal                                              Stock       Option          Plan        Other
         Position(1)               Year     Salary(2)     Bonus     Awards(3)    Awards(4)      Comp.(5)     Comp.(6)     Total
         -----------               ----     ---------     -----     ---------    ---------      --------     --------     -----
Thomas J. Hook                     2006       $378,558    $  --     $168,377     $356,264       $646,000     $49,494   $1,598,693
President & Chief Executive
Officer
Thomas J. Mazza                    2006        215,654       --       20,041      112,028        292,600      40,077      680,400
Senior Vice President &
Chief Financial Officer
Mauricio Arellano                  2006        201,808       --       19,570       94,480        254,410      27,109      597,377
Senior Vice President,
Medical Solutions Group
Susan M. Bratton                   2006        205,769       --       22,105       90,602        254,410      70,693      643,579
Senior Vice President,
Commercial Power Group
Susan H. Campbell                  2006        205,769       --       21,373       98,526        254,410      23,474      603,552
Senior Vice President,
Medical Power Group
Edward F. Voboril                  2006        430,000       --      950,630    1,507,369        735,300      38,095    3,661,394
Chairman of the Board &
Chief Executive Officer
Larry T. DeAngelo                  2006        245,654       --      156,734      473,312        356,250      40,673    1,272,623
Senior Vice President,
Administration & Secretary

(1) Effective August 8, 2006, Thomas J. Hook was appointed to the position of Chief Executive Officer succeeding Edward F. Voboril, who continued on as Chairman of our Board. Effective December 19, 2006, Larry T. DeAngelo retired as Senior Vice President, Administration & Secretary.
(2) The amounts indicated represent the dollar value of base salary earned during fiscal year 2006.
(3) The amounts indicated represent the aggregate dollar amount of compensation expense related to restricted stock and restricted stock unit awards granted that was recognized in our financial statements during 2006 and includes amounts from awards granted prior to 2006. The determination of this expense is based on the methodology set forth in notes 2 and 10 to our financial statements included in our Annual Report on Form 10-K, which was filed with the SEC on February 27, 2007.

(4) The amounts indicated represent the aggregate dollar amount of compensation expense related to stock option awards granted that was recognized in our financial statements during 2006 and includes amounts from awards granted prior to 2006. The determination of this expense is based on the methodology set forth in notes 2 and 10 to our financial statements included in our Annual Report on Form 10-K, which was filed with the SEC on February 27, 2007.
(5) The amounts indicated represent cash awards earned in fiscal year 2006 and paid in fiscal year 2007 under our STIC Program. See "Annual Cash Incentives" section of the Compensation Discussion and Analysis.
(6) The amounts indicated include cash and stock we contributed for fiscal year 2006 to the respective employees' 401(k) plan account, term life insurance premiums paid by the Company for the benefit of the Named Executive Officers, tax gross-ups related to certain perquisites as well as other perquisites. The dollar value of cash and stock contributed to the 401(k) plan, term life insurance premiums paid and perquisites is as follows. No other item exceeded $10,000 in value:

                          Thomas J.      Thomas J.      Mauricio      Susan M.       Susan H.      Edward F.      Larry T.
                            Hook           Mazza        Arellano       Bratton       Campbell       Voboril       DeAngelo
                            ----           -----        --------       -------       --------       -------       --------
401(k) contribution        $14,975        $15,512       $14,404        $14,633       $14,610        $15,620       $15,620
Term life insurance
  premiums                  12,900                                                                    4,670
Perquisites                 21,492         24,459        12,473         54,949         8,707         17,631        23,719

      Perquisites for the Named Executive Officers were comprised of the following. No perquisite exceeded the greater of $25,000 or 10% of the total perquisites provided to the respective executive, except as noted:

                                                                                                                 Personal use
                                                                 Dependent                Service                 of Company
                              Car      Financial    Executive    Education    Vacation     Award    Personal       Provided
                           Allowance    Planning    Physical     Assistance     Payout     Gifts      Travel     Cell- Phone
                           ---------    --------    --------     ----------     ------     -----      ------     -----------
Thomas J. Hook                 X           X            X                                    X          X             X
Thomas J. Mazza                X           X                            X         X          X                        X
Mauricio Arellano              X           X                                                            X             X
Susan M. Bratton               X                                  $43,271                    X          X             X
Susan H. Campbell              X                                                                                      X
Edward F. Voboril              X           X            X                                               X             X
Larry T. DeAngelo              X           X            X                         X          X                        X

Grants of Plan-Based Awards

      The following table summarizes the grants of plan-based awards to each of the Named Executive Officers for the fiscal year ended December 29, 2006. All stock-based awards in 2006 were granted under our 2005 Stock Incentive Plan. Under the 2005 Stock Incentive Plan all stock options expire 10 years from the date of grant and acceleration of vesting occurs upon a change in control. Acceleration of vesting does not automatically occur upon death, disability or retirement.

    Prior to vesting, employees who receive a grant of restricted stock are eligible to participate in the rights or privileges of a stockholder of the Company in respect to those shares, including the right to receive dividends and vote. We did not pay any cash dividends in 2006 and currently intend to retain any earnings to further develop and grow our business.

                                                                                  All Other    All Other
                    Estimated Future Payouts Under    Estimated Future Payouts      Stock       Option                      Grant
                       Non-Equity Incentive Plan       Under Equity Incentive      Awards:      Awards:                   Date Fair
                               Awards(1)                   Plan Awards(2)          Number      Number of     Exercise     Value of
                    ------------------------------------------------------------  of Shares    Securities    Price of     Stock and
           Grant                            Maxi-                         Maxi-   of Stock     Underlying     Option       Option
  Name      Date    Threshold    Target      mum     Threshold  Target     mum    or Units      Options       Awards      Awards(4)
  ----     -----    ---------    ------     -----    ---------  ------    -----   ---------    ----------    --------   -----------
                                                        (#)       (#)      (#)     (#)(3)        (#)(3)       ($/Sh)
Thomas J.
Hook                   $ --    $ 340,000   $ 680,000      --        --      --        --           --        $    --   $      N/A
            2/12/06      --         --           --       --        --      --     5,045       25,225          25.22      393,863
            8/8/06       --         --           --       --    41,996      --    50,000       25,000          22.38    1,885,575
Thomas J.
Mazza                    --      154,000     308,000      --        --      --        --           --             --          N/A
            2/12/06      --         --           --       --        --      --     1,816        9,081          25.22      141,786
            8/8/06       --         --           --       --     8,695      --        --           --          22.38       98,775
Mauricio
Arellano                 --      133,900     267,800      --        --      --        --           --             --          N/A
            2/12/06      --         --           --       --        --      --     1,493        7,467          25.22      116,579
            8/8/06       --         --           --       --     8,142      --        --           --          22.38       92,493
Susan M.
Bratton                  --      133,900     267,800      --        --      --        --           --             --          N/A
            2/12/06      --         --           --       --        --      --     1,537        7,686          25.22      120,004
            8/8/06       --         --           --       --     8,142      --        --           --          22.38       92,493
Susan H.
Campbell                 --      133,900     267,800      --        --      --        --           --             --          N/A
            2/12/06      --         --           --       --        --      --     1,537        7,686          25.22      120,004
            8/8/06       --         --           --       --     8,142      --        --           --          22.38       92,493
Edward F.
Voboril                  --      387,000     774,000      --        --      --        --           --             --          N/A
            2/12/06      --         --           --       --        --      --     9,297       46,486          25.22      725,827
            8/8/06       --         --           --       --    50,879      --        --           --             --    1,138,672
            8/8/06       --         --           --       --        --      --        --      439,384            N/A      468,707(5)
Larry T.
DeAngelo                 --      187,500     375,000      --        --      --        --           --             --          N/A
            2/12/06      --         --           --       --        --      --     2,594       12,972          25.22      202,535
            8/8/06       --         --           --       --    11,116      --        --           --          22.38      126,278

(1) The amounts indicated represent potential cash awards that could be paid under our STIC Program. Awards can range from 0% to 200% of the target amount. See "Annual Cash Incentives" section of the Compensation Discussion and Analysis for discussion of this program. See the "Non-Equity Incentive Plan Comp." column of the Summary Compensation Table above for the actual amounts earned, which were paid in 2007.
(2) The amounts indicated represent performance-based non-qualified stock options that were awarded under our SALT Program. The 2006 SALT Program awards vest either at 100% or 0% on December 31, 2009 depending on whether or not the Company achieves certain three-year performance measures. See the "Long-Term Equity Awards" section of the Compensation Discussion and Analysis for discussion of this program. In lieu of a 2007 LTIP Program award and 2006 and 2007 SALT Program award, on August 8, 2006 Edward F. Voboril received a grant of 50,879 shares of restricted stock units that will vest on December 31, 2007 if certain Board determined performance goals are attained. See the "Employment Agreements" section of the Compensation Discussion and Analysis for further discussion.
(3) The amounts indicated represent non-qualified stock option and restricted stock awards that were granted under our LTIP program. The LTIP Program stock option awards vest 25% at the end of each year, including the year of grant. The LTIP Program restricted stock awards vest 50% at the end of the second year, including the year of grant and 25% at the end of the third and fourth year. See the "Long-Term Equity Awards" section of the Compensation Discussion and Analysis for discussion of this program.

      Upon his appointment to Chief Executive Officer on August 8, 2006, Thomas
      J. Hook was awarded an additional grant of non-qualified stock options and restricted stock that vest 25% on December 31, 2008, 25% on December 31, 2009 and 50% on December 31, 2010. See the "Employment Agreements" section of the Compensation Discussion and Analysis for further discussion.
(4) The valuation of stock options, restricted stock and restricted stock units are based on the methodology set forth in notes 2 and 10 to our financial statements included in our Annual Report on Form 10-K, which was filed with the SEC on February 27, 2007.
(5) Edward F. Voboril's employment agreement dated June 30, 2006 extended the right to exercise his vested stock options after termination to twelve months. The amount indicated represents the total incremental increase in fair value, calculated as of the modification date, which will be recognized in our financial statements.

Outstanding Equity Awards at Fiscal Year-End

      The following table summarizes the number and terms of stock option, restricted stock and restricted stock unit awards outstanding for each of the Named Executive Officers as of December 29, 2006.

                                                                     Option Awards
                     -------------------------------------------------------------------------------------------------------------
                                        Number of                                  Equity Incentive
                                       Securities                                    Plan Awards:
                                       Underlying         Number of Securities         Number of
                                       Unexercised       Underlying Unexercised       Securities
                                         Options                Options               Underlying                          Option
                     Option Grant                                                     Unexercised          Option       Expiration
       Name              Date          Exercisable           Unexercisable         Unearned Options    Exercise Price      Date
       ----              ----          -----------           -------------         ----------------    --------------      ----
                                         (#)(1)                  (#)(1)                 (#)(2)
Thomas J. Hook
                       9/1/04            31,558                  18,442                    -              $16.70          8/31/14
                       3/31/05            9,370                  9,372                     -               18.24          3/30/15
                       5/24/05             242                    258                      -               24.62          5/23/15
                       6/8/05               -                    25,431                    -               23.60           6/7/15
                       2/12/06            6,306                  18,919                    -               25.22          2/11/16
                       8/8/06               -                    25,000                 41,996             22.38           8/7/16

Thomas J. Mazza
                      11/10/03            4,122                   543                      -              $37.51          11/9/13
                       7/1/04             2,800                    -                       -               27.50          6/30/14
                       2/11/05            2,420                  2,580                     -               16.99          2/10/15
                       3/31/05            3,536                  3,538                     -               18.24          3/30/15
                       6/8/05               -                    6,684                     -               23.60           6/7/15
                       2/12/06            2,270                  6,811                     -               25.22          2/11/16
                       8/8/06               -                      -                     8,695             22.38           8/7/16

Mauricio Arellano
                      11/10/03            1,719                   227                      -              $37.51          11/9/13
                       5/25/04            3,200                  1,800                     -               26.65          5/24/14
                       7/1/04             1,875                    -                       -               27.50          6/30/14
                       3/31/05            3,267                  3,268                     -               18.24          3/30/15
                       6/8/05               -                    6,176                     -               23.60           6/7/15
                       2/12/06            1,866                  5,601                     -               25.22          2/11/16
                       8/8/06               -                      -                     8,142             22.38           8/7/16

Susan M. Bratton
                       9/16/97            4,500                    -                       -              $ 5.00          9/15/07
                      12/31/98            1,620                    -                       -               15.00          12/30/08
                       9/24/99             402                     -                       -               15.00          9/23/09
                       1/1/00             1,880                    -                       -               15.00          12/31/09
                       2/16/00            1,000                    -                       -               15.00          2/15/10
                       1/1/01             1,178                    -                       -               28.25          12/31/10
                       2/5/01             1,350                    -                       -               20.64           2/4/11
                       5/18/01            4,000                    -                       -               32.48          5/17/11
                       1/1/02             2,037                    -                       -               25.82          12/31/11
                       7/26/02            5,000                    -                       -               25.36          7/25/12
                       7/1/03             5,000                    -                       -               35.70          6/30/13
                       7/1/04             5,600                    -                       -               27.50          6/30/14
                       3/31/05            3,556                  3,556                     -               18.24          3/30/15
                       6/8/05               -                    6,721                     -               23.60           6/7/15
                       2/12/06            1,921                  5,765                     -               25.22          2/11/16
                       8/8/06               -                      -                     8,142             22.38           8/7/16

                                                          Stock Awards
                     ------------------------------------------------------------------------------------
                                                                     Equity Incentive   Equity Incentive
                                     Number of                         Plan Awards:   Plan Awards: Market
                                     Shares or    Market Value of       Number of      or Payout Value of
                                      Units of    Shares or Units    Unearned Shares,   Unearned Shares,
                                     Stock That    of Stock That      Units or Other     Units or Other
                     Stock Award      Have Not        Have Not       Rights That Have   Rights That Have
       Name          Grant Date        Vested        Vested(4)          Not Vested       Not Vested(4)
       ----          ----------        ------        ---------          ----------       -------------
                                       (#)(3)                            (#)(5)
Thomas J. Hook
                        10/5/04        5,000          $134,600             -                   -
                        2/11/05        7,000          188,440              -                   -
                        3/31/05        2,227           59,951              -                   -
                        2/12/06        5,045          135,811              -                   -
                         8/8/06        50,000        1,346,000             -                   -
                           -             -               -                 -                   -

Thomas J. Mazza
                        10/1/04         200           $ 5,384              -                   -
                        3/31/05         841            22,640              -                   -
                        2/12/06        1,816           48,887              -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -

Mauricio Arellano
                        10/1/04        1,000         $ 26,920              -                   -
                        3/31/05         777            20,917              -                   -
                        2/12/06        1,493           40,192              -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -

Susan M. Bratton
                        11/15/02        200          $ 5,384               -                   -
                        11/1/03         200            5,384               -                   -
                        10/1/04         200            5,384               -                   -
                        3/31/05         845            22,747              -                   -
                        2/12/06        1,537           41,376              -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -

                                                                     Option Awards
                     -------------------------------------------------------------------------------------------------------------
                                        Number of                                  Equity Incentive
                                       Securities                                    Plan Awards:
                                       Underlying         Number of Securities         Number of
                                       Unexercised       Underlying Unexercised       Securities
                                         Options                Options               Underlying                          Option
                     Option Grant                                                     Unexercised          Option       Expiration
       Name              Date          Exercisable           Unexercisable         Unearned Options    Exercise Price      Date
       ----              ----          -----------           -------------         ----------------    --------------      ----
                                         (#)(1)                  (#)(1)                 (#)(2)
Susan H. Campbell
                       5/9/03             3,140                   412                      -              $33.78          5/8/2013
                       7/1/03             3,750                    -                       -               35.70          6/30/13
                       7/1/04             2,800                    -                       -               27.50          6/30/14
                       10/5/04            2,500                    -                       -               17.77          10/4/14
                       3/31/05            3,460                  3,460                     -               18.24          3/30/15
                       6/8/05               -                    6,539                     -               23.60           6/7/15
                       2/12/06            1,921                  5,765                     -               25.22          2/11/16
                       8/8/06               -                      -                     8,142             22.38           8/7/16

Edward F. Voboril
                       9/16/97           10,880                    -                       -              $ 5.00          9/15/07
                      12/31/98           18,260                    -                       -               15.00          12/30/08
                       3/11/99           18,000                    -                       -               15.00          3/10/09
                       9/24/99            1,900                    -                       -               15.00          9/23/09
                       1/1/00            21,040                    -                       -               15.00          12/31/09
                       1/1/01            11,074                    -                       -               28.25          12/31/10
                       2/5/01             4,335                    -                       -               20.64           2/4/11
                       1/1/02            15,563                    -                       -               25.82          12/31/11
                       7/26/02           67,500                    -                       -               25.36          7/25/12
                       7/1/03            67,500                    -                       -               35.70          6/30/13
                       7/1/04            61,500                    -                       -               27.50          6/30/14
                       3/31/05           24,798                  24,798                    -               18.24          3/30/15
                       6/8/05               -                    56,630                    -               23.60           6/7/15
                       2/12/06           11,621                  34,865                    -               25.22          2/11/16

Larry T. DeAngelo
                       9/16/97            4,580                    -                       -              $ 5.00          9/15/07
                      12/31/98            4,960                    -                       -               15.00          12/30/08
                       9/24/99             906                     -                       -               15.00          9/23/09
                       1/1/00             5,580                    -                       -               15.00          12/31/09
                       1/1/01             2,936                    -                       -               28.25          12/31/10
                       2/5/01             2,075                    -                       -               20.64           2/4/11
                       1/1/02             5,837                    -                       -               25.82          12/31/11
                       7/26/02           13,500                    -                       -               25.36          7/25/12
                       7/1/03            13,500                    -                       -               35.70          6/30/13
                       7/1/04            12,300                    -                       -               27.50          6/30/14
                       3/31/05            6,920                  6,920                     -               18.24          3/30/15
                       6/8/05               -                    9,809                     -               23.60           6/7/15
                       2/12/06            3,243                  9,729                     -               25.22          2/11/16
                       8/8/06               -                      -                    11,116             22.38           8/7/16

                                                          Stock Awards
                     ------------------------------------------------------------------------------------
                                                                     Equity Incentive   Equity Incentive
                                     Number of                         Plan Awards:   Plan Awards: Market
                                     Shares or    Market Value of       Number of      or Payout Value of
                                      Units of    Shares or Units    Unearned Shares,   Unearned Shares,
                                     Stock That    of Stock That      Units or Other     Units or Other
                     Stock Award      Have Not        Have Not       Rights That Have   Rights That Have
       Name          Grant Date        Vested        Vested(4)          Not Vested       Not Vested(4)
       ----          ----------        ------        ---------          ----------       -------------
                                       (#)(3)                            (#)(5)
Susan H. Campbell
                        11/1/03         200           $ 5,384              -                   -
                        10/1/04         700            18,844              -                   -
                        3/31/05         822            22,128              -                   -
                        2/12/06        1,537           41,376              -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -

Edward F. Voboril
                        11/15/02       5,000         $134,600              -                   -
                        11/1/03        5,000          134,600              -                   -
                        10/1/04        5,000          134,600              -                   -
                        3/31/05        5,894          158,666              -                   -
                        2/12/06        9,297          250,275              -                   -
                         8/8/06          -               -              50,879            $1,369,663
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -

Larry T. DeAngelo
                        11/15/02       1,000         $ 26,920              -                   -
                        11/1/03        1,000           26,920              -                   -
                        10/1/04        1,000           26,920              -                   -
                        3/31/05        1,645           44,283              -                   -
                        2/12/06        2,594           69,830              -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -
                           -             -               -                 -                   -

(1)   Stock option awards become exercisable as follows:

             Option Grant Date                                                         Vesting Schedule
             -----------------                                                         ----------------
9/16/97, 5/18/01, 5/9/03, 11/10/03,             The amount of stock options exercisable is determined each year by the Compensation
5/25/04, 9/1/04, 2/11/05, 5/24/05               Committee and is based upon the financial performance of the Company for the preceding year. Notwithstanding the foregoing, the option becomes exercisable in full on the seventh anniversary of the grant date if employment with the Company has not terminated. The historical vesting of these awards is as follows: 1997 - 20.0%;
                                                1998 - 21.95%; 1999 - 0.0%; 2000 - 20.0%; 2001 - 26.9%; 2002 - 15.1%; 2003 - 24.4%;
                                                2004 - 15.6%; 2005 - 24.4%; and 2006 24.0%.

12/31/98, 3/11/99, 1/1/00, 1/1/01, 1/1/02       Stock options become exercisable 33 1/3% on the anniversary of the grant date each year for three years following the date of grant.

9/24/99, 2/16/00, 2/5/01, 7/26/02, 7/1/03,      Stock options become exercisable 33 1/3% on December 31st of each year for three
7/1/04, 10/5/04                                 years following the date of grant, including the year of grant.

3/31/05, 2/12/06                                Stock options become exercisable 25% on December 31st of each year for four years following the date of grant, including the year of grant.

6/8/05                                          Stock options become exercisable on December 31, 2008 if certain performance goals are met. Notwithstanding the foregoing, the option becomes exercisable in full on the seventh anniversary of the grant date if employment with the Company has not terminated.

8/8/06                                          Stock option becomes exercisable 25% on December 31, 2008, 25% on December 31, 2009
                                                and 50% on December 31, 2010.

(2) Stock options become exercisable on December 31, 2009 if certain performance goals are met.
(3)   Stock awards vest as follows:

           Stock Award Grant Date                                                      Vesting Schedule
           ----------------------                                                      ----------------
11/15/02, 11/1/03, 10/1/04, 10/5/04, 2/11/05    Stock awards vest upon the achievement of certain earnings per share targets.
                                                Notwithstanding the foregoing, the awards vest in full on the seventh anniversary of the grant date if employment with the Company has not terminated. The earnings per share targets are as follows: 2002 grant - $2.00; 2003 grant - $2.40; and 2004 &
                                                2005 grants - $2.88.

3/31/05, 2/12/06                                Stock awards vest 50% at the end of the second year following the year of grant, including the year of grant and 25% at the end of the third and fourth year.

8/8/06                                          Stock award vests 25% on December 31, 2008, 25% on December 31, 2009 and 50% on
                                                December 31, 2010.

(4) Market value of shares or units of stock that have not vested is calculated as the product of the closing price of our stock on December 29, 2006 of $26.92 and the number of unvested shares or units.
(5) Stock award becomes exercisable on December 31, 2007 if certain performance goals are met.

Option Exercises and Stock Vested

      The following table summarizes the number of stock option awards exercised and the value realized upon exercise during 2006 for the Named Executive Officers, as well as the number of stock awards vested and the value realized upon vesting.

                                        Option Awards                         Stock Awards
                                    -----------------------------     --------------------------
                                    Number of                          Number of
                                      Shares            Value           Shares          Value
                                   Acquired on      Realized on       Acquired on    Realized on
              Name                  Exercise (#)      Exercise(1)     Vesting (#)     Vesting(2)
              ----                  ------------      -----------     -----------     ----------
        Thomas J. Hook                   --          $     --             2,227        $ 59,951

        Thomas J. Mazza                  --                --               840          22,613

        Mauricio Arellano                --                --               776          20,890

        Susan M. Bratton                 --                --               845          22,747

        Susan H. Campbell                --                --               822          22,128

        Edward F. Voboril            27,000           540,740             5,893         158,640

        Larry T. DeAngelo                --                --             1,644          44,256

(1) Based upon the difference between the price of our common stock on the New York Stock Exchange at the time of exercise and the exercise price for the stock options exercised.
(2) Based upon the closing price of our common stock on the New York Stock Exchange on the date the stock awards vested.

Pension Benefits and Nonqualified Deferred Compensation Tables

      These tables are not required as we do not offer our Named Executive Officers the pension or nonqualified deferred compensation benefits required to be reported in these tables. See the "Change in Control Agreements" and "Employment Agreements" section of the Compensation Discussion and Analysis for a description of potential post-employment payments.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

      The business of the Company is managed under the direction of the Board. In June 2003, the Board adopted Corporate Governance Guidelines for the Company. These Guidelines reflect the Company's commitment to good corporate governance. The full text of the Guidelines is posted in the Investor Resource Center section of the Company's website at www.greatbatch.com under "Governance."

      The Board has also adopted a Code of Business Conduct and Ethics for all directors, executive officers and employees of the Company. The full text of the code is posted on the Investor Resource Center section of the Company's website. The Company intends to post on its website any amendment to or waiver from any provision in the Code of Business Conduct and Ethics that relates to any element of the standards enumerated in the rules of the Securities and Exchange Commission.

Board Independence

      Except for Mr. Hook, the Company's President & Chief Executive Officer and Mr. Voboril, the Company's Chairman of the Board and former Chief Executive Officer, all of the Company's current directors are independent consistent with the standards set by the New York Stock Exchange Corporate Governance Listing Standards, as amended, and consistent with the Company's Corporate Governance Guidelines (the "Guidelines"). The Guidelines specify the criteria by which the independence of the Company's directors will be determined. The Guidelines provide that a director is independent if the director is neither a current or former employee or officer of the Company, the director does not receive any remuneration from the Company, either directly or indirectly, in any capacity other than as a director, and the director is not a partner or controlling stockholder or executive officer of any organization that has a business relationship with the Company. When making an independence determination, the Board endeavors to consider all relevant facts and circumstances.

      In making determinations of independence, the Board also uses categorical standards set forth by the New York Stock Exchange to assist it in making independence determinations. Under these standards, absent other material relationships with the Company that the Board believes to jeopardize a director's independence from management, a director will be independent unless the director or any of his or her immediate family members had any of the following relationships with the Company: employment during any of the past three years (as an executive officer in the case of family members); the receipt of more than $100,000 per year in direct compensation (other than director fees) during any of the past three years; affiliation or employment with a present or former internal or external auditor during any of the past three years; employment with another company where any executive officers of the Company serve on that company's compensation committee during any of the past three years; being an executive officer of a charitable organization to which the Company contributed the greater of $1 million or 2% of such charitable organization's consolidated gross revenues in any single fiscal year during the preceding three years; or being an executive officer of a company that makes payments to, or receives payments from, the Company for property or services in a fiscal year in an amount in excess of the greater of $1 million or two percent (2%) of such other company's consolidated gross revenues.

      In accordance with the Guidelines, the Board undertook its annual review of director independence. During this review, the Board considered the materiality of any relationships with the Company from the director's perspective and the perspective of any persons or organizations with which the director is affiliated. Material relationships may include commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationships and can also be indirect, such that serving as a partner or officer, or holding shares, of an organization that has a relationship with the Company that may cause the director not to be independent. As provided in the Guidelines, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent. In connection with this review, the Board considered that the Company was an investor in and was in negotiations to acquire substantially all of the assets of BIOMEC, Inc. a researcher, developer and manufacturer of advanced medical devices for $11.4 million and potential future consideration. The transaction was completed on April 3, 2007. Mr. Sanford is a less than 5% shareholder, director and non-executive vice chairman of BIOMEC, Inc. The Board determined that this relationship did not and would not impair Mr. Sanford's independence.

      Pursuant to the Guidelines and following the review described above, the Board has affirmatively determined that no current director has a material relationship with the Company that is inconsistent with a determination of independence except Mr. Hook and Mr. Voboril. Therefore, the Board affirmatively determined that all the current directors, with the exception of Mr. Hook and Mr. Voboril, are independent.

Meetings and Committees of the Board

      The Board has a standing Audit, Compensation and Organization, Corporate Governance and Nominating and Science and Technology Development Committees. Each committee has a written charter posted on the Investor Resource Center section of the Company's website under "Governance".

      The Board held seven meetings in 2006. Each director attended at least 75% of the meetings of the Board and meetings of the committees of the Board on which each director served. All of the Company's directors attended the 2006 annual meeting of stockholders. The Company requests, but has no formal policy regarding director's attendance at its annual meeting of stockholders.

      Audit Committee - The Audit Committee consists of Messrs. Summer (Chair), Summers and Wareham. The Audit Committee's primary purpose is assisting the Board in overseeing the (i) integrity of the Company's financial statements,
(ii) Company's compliance with legal and regulatory requirements, (iii) Company's independent auditor's qualifications and independence, (iv) performance of the Company's internal audit function and independent auditor and
(v) Company's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, related person transactions and ethics that management and the Board have established. The Audit Committee had eight meetings in 2006.

      Compensation and Organization Committee - The Compensation and Organization Committee consists of Messrs. Summers (Chair), Soderberg and Summer. The Compensation and Organization Committee's primary purpose is establishing the Company's executive compensation philosophy that will attract, retain and motivate superior executives and ensure that senior executives of the Company and its wholly owned subsidiaries are compensated appropriately in a manner consistent with the compensation philosophy, internal equity considerations, competitive practice and the requirements of the appropriate regulatory bodies. The Compensation and Organization Committee also administers the Company's 1997 and 1998 Stock Option Plans, the Company's Non-Employee Director Stock Incentive Plan, the Company's 2002 Restricted Stock Plan and the Company's 2005 Stock Incentive Plan. The Compensation and Organization Committee had six meetings in 2006.

      Corporate Governance and Nominating Committee - The Corporate Governance and Nominating Committee consists of Mrs. Bailey (Chair), Messrs. Sanford and Soderberg, and Dr. Miller. The Corporate Governance and Nominating Committee identifies qualified individuals to become members of the Board, recommends to the Board the selection of director nominees, develops and recommends to the Board a set of corporate governance principles applicable to the Company and evaluates the effectiveness of the Board. The Corporate Governance and Nominating Committee reviews with the Board, on an annual basis, the composition of the Board and whether the Company is being well served by the directors taking into account their independence, age, skills, experience and availability for service. The Corporate Governance and Nominating Committee recommends director nominees to the Board considering the factors discussed above, provided that no director may sit on the board of, or beneficially own stock in (other than through mutual funds or similar non-discretionary, undirected arrangement), any of the Company's competitors in its principal lines of business. The Corporate Governance and Nominating Committee may, and has sole authority to, retain a search firm to assist in identifying qualified director candidates. The Corporate Governance and Nominating Committee's policy is to consider director candidates recommended from all sources, including stockholder recommendations, to the extent those candidates will improve the Board's composition based on the factors discussed above. The Corporate Governance and Nominating Committee uses the same process for evaluating candidates for director regardless of the source of the recommendation. Stockholders wishing to submit recommendations for candidates to the Board must supply information in writing regarding the candidate to the Corporate Governance and Nominating Committee at the Company's executive offices at 9645 Wehrle Drive, Clarence, New York 14031. The information should include, at a minimum, the candidate's name, biographical information, qualifications and availability for service. The Corporate Governance and Nominating Committee had six meetings in 2006.

      Science and Technology Development Committee - The Science and Technology Development Committee consists of Dr. Miller (Chair), Mrs. Bailey, and Messrs. Hook and Wareham. The Science and Technology Development Committee periodically examines management's direction and investment in the Company's research and development, as well as in its technology initiatives and advises the Board on scientific matters that include major internal projects, interaction with academic and other outside research organizations and the acquisition of technologies and products. The Science and Technology Development Committee had four meetings in 2006.

Executive Sessions of the Board

      The independent non-management directors, consisting of all current directors except for Mr. Hook and Mr. Voboril, meet without management at regularly scheduled executive sessions at the conclusion of each regular quarterly Board meeting and at such other times as they deem appropriate. Mr. Sanford acts as lead independent director at all executive sessions.

Communications with the Board

      Any stockholder or interested party who wishes to communicate with Board members or with the lead independent director may do so electronically by sending an e-mail to Messrs. Sanford or Summer via the Whistleblower Information page of the Investor Resource Center section of the Company's website (www.greatbatch.com) under "Governance", by leaving a confidential voicemail message for either Mr. Sanford (716-759-5501) or Mr. Summer (716-759-5508), or by writing to the following address: Board of Directors, Greatbatch, Inc., 9645 Wehrle Drive, Clarence, NY 14031.

Compensation and Organization Committee Interlocks and Insider Participation

      In fiscal year 2006, Messrs. Summer, Summers and Soderberg served on the Compensation and Organization Committee. No person who served as a member of the Compensation and Organization Committee during fiscal year 2006 was (i) an officer or employee of the Company or any of its subsidiaries during such fiscal year (ii) formerly an officer of the Company or any of its subsidiaries or (iii) had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K under the Securities Act of 1933.

Director Compensation

      The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required for members of the Board. Directors who are also employees of the Company receive no additional remuneration for services as a director.

      Cash Compensation - For 2006, each non-employee director received an annual retainer of $30,000. At the election of the individual director, any portion of the annual retained may be received in shares of Greatbatch stock as computed by its closing market price on the last day of the year.

      In addition to their annual retainer, directors receive cash payments as follows:

     Lead Independent Director                                   $ 20,000
     Audit Committee Chair                                       $ 20,000
     Compensation & Organization Committee Chair                 $  7,500
     Corporate Governance & Nominating Committee Chair           $  5,000
     Science & Technology Committee Chair                        $  5,000
     Committee Meeting Fees                                      $  1,000 per meeting attended
                                                                 $    500 per telephonic meeting

    Equity Compensation - Equity-based compensation awarded to non-employee directors is based upon the guidelines of the LTIP Program. For 2006, each non-employee director received $60,000 of equity based compensation, which is equivalent to 2x their annual retainer. The amount of shares awarded is calculated using the Black-Scholes value of our stock on the date of grant. The shares awarded were comprised of 2/3 non-qualified stock options and 1/3 restricted stock with the restricted stock being converted on a 2.5 to 1 ratio. All awards vest immediately. For 2007, the mix between stock options and restricted stock was changed to 50/50 similar to the LTIP program.

Retirement -- Upon Board approved retirement, each outstanding director receives

      o     immediate vesting of any unvested equity-based awards; and
      o the right to exercise all outstanding stock options for a period of 3 years.

      All awards and changes to director's compensation are approved by the Board.

      The following table contains information concerning the total compensation earned by each individual who served as a director of Greatbatch during 2006 other than directors who are also Named Executive Officers:


                                                                                    Change in
                                 Fees                                             Pension Value
                               Earned or                            Non-Equity         and
                                Paid in     Stock       Option      Incentive     Non-Qualified     All Other
                                 Cash       Awards      Awards      Plan Comp.    Deferred Comp.      Comp.
       Name                     ($)(1)      ($)(2)      ($)(2)       ($)(3)        Earnings(3)       ($)(3)     Total ($)
       ----                     ------      ------      ------       ------        -----------       ------     ---------
Pamela G. Bailey               $45,500     $17,150     $49,306         --              --              --        $111,956
Dr. Joseph A. Miller, Jr.       45,000      17,150      33,134         --              --              --          95,284
Bill R. Sanford                 54,500      17,150      49,306         --              --              --         120,956
Peter H. Soderberg              42,750      17,150      49,306         --              --              --         109,206
Thomas S. Summer                64,500      17,150      34,779         --              --              --         116,429
William B. Summers, Jr.         52,000      17,150      49,306         --              --              --         118,456
John P. Wareham                 47,500      17,150      60,939         --              --              --         125,589

(1) The amounts indicated represent the amount earned or paid in cash for retainers and committee meeting fees. Each director may elect to receive all or a portion of his or her annual retainer in the form of Greatbatch common stock in lieu of cash. For 2006, Pamela G. Bailey, Dr. Joseph A. Miller, Jr., Peter H. Soderberg and William B. Summers, Jr. elected to receive 100% of their retainer in stock and John P. Wareham elected to receive 1/3 of his retainer in stock.
(2) The amounts indicated represent the aggregate dollar amount of compensation expense related to restricted stock and stock option awards granted that was recognized in our financial statements during 2006 and includes amounts from awards granted prior to 2006. The determination of this expense is based on the methodology set forth in notes 2 and 10 to our financial statements included in our Annual Report on Form 10-K, which was filed with the SEC on February 27, 2007. In 2006 each non-employee director received restricted stock awards and stock options with an aggregate grant date fair value of $17,150 and $28,380, respectively. No director stock or option awards were repriced or materially modified during 2006. The aggregate number of options held by each director at December 29, 2006 was as follows: Pamela G. Bailey - 18,420; Dr. Joseph A. Miller - 13,170; Bill R. Sanford Jr. - 18,420; Peter H. Soderberg - 18,420; Thomas S. Summer - 13,420; William B. Summers, Jr. - 18,420; and John P. Wareham - 12,920.
(3) The Company does not offer its non-employee directors non-equity incentive compensation, pension benefits or deferred compensation programs. The aggregate amount of perquisites and other personal benefits provided to any non-employee director did not exceed $10,000 in 2006.

Compensation and Organization Committee Report

      The Compensation and Organization Committee has reviewed and discussed the Compensation Discussion and Analysis appearing in this document with management and based upon this review and discussion recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

                          Respectively submitted,

                          /s/ William B. Summers, Jr. (Chair)
                          /s/ Peter H. Soderberg
                          /s/ Thomas S. Summer

                          Members of the Compensation and Organization Committee

Audit Committee Report

      The Audit Committee currently consists of Messrs. Summer, Summers and Wareham, each of whom the Board has determined is "independent" in accordance with applicable laws and the listing standards of the New York Stock Exchange and qualifies as an "audit committee financial expert" under applicable rules of the Securities and Exchange Commission. The Audit Committee functions pursuant to a written charter, a copy of which is posted on the Company's website at www.greatbatch.com under "Governance."

      The Audit Committee reviewed and discussed the information contained in the 2006 first, second, third and fourth quarter earnings announcements with management of the Company and independent auditors prior to public release. They also reviewed and discussed the information contained in the 2006 first, second and third quarters' Forms 10-Q and full year Form 10-K with management of the Company and independent auditors prior to filing with the Securities and Exchange Commission. In addition, the Audit Committee met regularly with management, internal auditors and independent auditors on various financial and operational matters, including to review plans and scope of audits and audit reports and to discuss necessary action.

      In connection with the Company's fiscal 2006 consolidated financial statements, the Audit Committee has:

      o reviewed and discussed with management the Company's audited consolidated financial statements as of and for fiscal 2006;
      o discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with the Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and SEC rule 2-07; and
      o received and reviewed the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for fiscal 2006.

                                                  Respectfully submitted,

                                                  /s/ Thomas S. Summer (Chair)
                                                  /s/ William B. Summers, Jr.
                                                  /s/ John P. Wareham

                                                  Members of the Audit Committee

Related Person Transactions

      The Board has adopted a policy setting forth procedures for the review, approval and monitoring of transactions involving the Company and related persons (directors and executive officers or their immediate family members). A copy of the Company's policy on related person transactions is available in the Investor Resource Center section of the Company's website at www.greatbatch.com under "Governance." Under this policy, every proposed transaction between the Company and a director, executive officer, a nominee director, stockholder owning in excess of 5% of the Company or any immediate family member or entity of the foregoing persons involving an amount in excess of $100,000 must be approved or ratified by the Audit Committee. If the transaction involves a related person who is a director or an immediate family member of a director, such director may not participate in the deliberations or vote regarding such approval. In the event management determines it is impractical or undesirable to wait until an Audit Committee meeting to consummate a related person transaction, the Chairperson of the Audit Committee may review and approve the related person transaction. The Chairperson of the Audit Committee will report any such approval to the Audit Committee at the next regularly scheduled meeting. All related person transactions are reported by the Audit Committee to the Board. In the event the Company becomes aware of a related person transaction that has not been approved, the matter shall be reviewed by the Audit Committee who shall evaluate all options available to the Company, including ratification, revision or termination of such transaction. The Audit Committee will also examine the facts and circumstances pertaining to the failure of such transaction to have been presented to the Audit Committee and shall take any such action as deemed appropriate under the circumstances. The Board has determined that there were no related person transactions as defined above that occurred in 2006.

                              STOCKHOLDER PROPOSALS

      Any stockholder who intends to present a proposal intended to be considered for inclusion in the proxy statement for presentation at the Company's 2008 Annual Meeting of Stockholders must submit such proposal so that the Company receives it by December 22, 2007. The proposal should be submitted to the Company's offices in Clarence, New York by certified mail, return receipt requested, and should be directed to the Secretary of the Company. In addition, the Company's by-laws require that notice of any business proposed by a stockholder to be brought before an annual meeting, whether or not proposed for inclusion in the Company's proxy statement, must be received by the Secretary of the Company not later than 90 days in advance of the anniversary date of the prior year's annual meeting, which for business proposed for the 2008 Annual Meeting is February 21, 2008.

                                  OTHER MATTERS

      Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement. If other matters should properly come before the Annual Meeting, it is intended that the proxy holders will vote on such matters in accordance with their best judgment.

      A copy of the Company's Annual Report on Form 10-K for fiscal year 2006 may be obtained without charge by any stockholder of record by written request made to Anthony Borowicz, Treasurer and Director of Investor Relations, Greatbatch, Inc., 9645 Wehrle Drive, Clarence, New York 14031. Additionally, the Company's Annual Report on Form 10-K for fiscal year 2006 may be obtained through the Investor Resource Center section of the Company's website under "SEC Filings".

                                     By Order of the Board of Directors,

                                     /s/ Timothy G. McEvoy

                                     Timothy G. McEvoy
                                     Vice President, General Counsel & Secretary

Clarence, New York
April 20, 2007

                                GREATBATCH, INC.
                EXECUTIVE SHORT TERM INCENTIVE COMPENSATION PLAN

PURPOSE

            This Executive Short Term Incentive Compensation Plan (the "Plan") is intended to enable Greatbatch, Inc. (the "Company") to attract, motivate and retain highly qualified executives on a competitive basis and to provide financial incentives to those executives in order to promote the success of the Company. The Plan is for the benefit of Participants. The Plan is designed to ensure that the short term incentive compensation paid under the Plan to Participants are deductible without limit under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

SECTION 1. DEFINITIONS.

            The following terms have the meanings indicated unless a different meaning is clearly required by the context:

            (a) "Base Salary" means the greater of the Participant's annualized salary as of the first day of the Company's fiscal year or as of the date the performance goal is established under Section 4. Base Salary shall be before both (i) deductions for taxes or benefits; and (ii) deferrals of compensation pursuant to Company-sponsored plans.

            (b) "Board of Directors" means the Board of Directors of the Company.

            (c) "Chief Executive Officer" has the meaning set forth in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended.

            (d) "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee" means the Compensation and Organization Committee of the Board of Directors or a subcommittee thereof. The Committee at all times shall be composed of at least two directors of Greatbatch, Inc each of whom shall be "outside directors" within the meaning of Section 162(m) of the Code.

            (f) "Company" means Greatbatch, Inc. and its affiliated group of corporations as defined in Section 1504 of the Code (determined without regard to Section 1504(b) of the Code).

            (g) "Participant" means an individual who participates in the Plan pursuant to Section 2.

SECTION 2. ELIGIBLE EXECUTIVES AND PARTICIPANTS

            "Eligible Executives" for a fiscal year are defined as (i) the Chief Executive Officer of the Company on the first day of such year or a person who becomes the Chief Executive Officer during such year by virtue of being hired or promoted and (ii) any other officer of the Company designated by the Committee. Within the first ninety (90) days of each fiscal year (or such other period as may be permitted by Section 162(m) of the Code), the Committee will designate those Eligible Executives who are to be "Participants" in the Plan for that fiscal year.

SECTION 3. ADMINISTRATION

            The Committee shall have the sole discretion and authority to administer the Plan, interpret the terms and provisions of the Plan and to establish, adjust, pay or decline to pay bonuses under the Plan.

SECTION 4. PERFORMANCE GOALS

            Within the first ninety (90) days of each fiscal year of the Company, the Committee shall set one or more objective performance goals for each Participant for such year. Such goals shall be expressed in terms of: earnings or diluted earnings per share, pro-forma earnings or diluted earnings per share, net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings or income, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on investment, return on stockholders' equity, return on assets or net assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, cost reduction or savings, customer satisfaction, working capital, price per share of Company Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The

Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of performance goals for such period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company (determined consistent with U.S. Generally Accepted Accounting Principles), or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

SECTION 5. BONUS DETERMINATIONS

            (a) Within the first ninety (90) days of each fiscal year of the Company, the Committee will specify the objective terms and conditions for the determination and payment of a bonus for each Participant. At the time that annual performance goals are set for Participants, the Committee shall establish a maximum award opportunity for each Participant for the year. The maximum award opportunity shall be related to the Participant's Base Salary at the start of the year by a formula that takes account of the degree of achievement of the goals set for the Participant; provided, however, that the Committee shall have absolute discretion to reduce the actual bonus payment that would otherwise be payable to any Participant on the basis of achievement of performance goals. The maximum award paid to a Participant in respect of a particular fiscal year shall in no event exceed an amount equal to 250% of a Participant's Base Salary. In the event of a change in the Company's fiscal year, the Plan shall apply, with appropriate pro-rata adjustments, to any fiscal period not consisting of twelve months.

            (b) No bonuses shall be paid to a Participant unless and until the Committee makes a certification in writing with respect to the attainment of the performance goals as required by Section 162(m) of the Code. Although the Committee may in its sole discretion reduce a bonus payable to a Participant based on such objective and/or subjective factors as it may determine, the Committee shall have no discretion to increase the amount of a Participant's bonus as determined under the applicable objective terms and conditions established for such bonus amount.

            (c) Following the Committee's determination and certification of the amount of any bonus payable, such amount will be paid in cash (subject to any election made by a Participant with respect to the deferral of all or a portion of his or her bonus or the payment of all or a portion of his or her bonus in some form other than cash). Payment of the bonus amount will be made as soon as feasible after the Committee's certification of the amount payable but not later than two and one-half months following the end of the fiscal year to which the bonus relates.

            (d) In the event of the death of a Participant after the end of a fiscal year and prior to any payment otherwise required pursuant to Section 5.3, such payment shall be made to the representative of the Participant's estate.

            (e) In the event of the death, disability, retirement or other termination of employment of a Participant during a fiscal year, the Committee shall, in its discretion, have the power to award to such Participant (or the representative of the Participant's estate) an equitably prorated portion of the bonus which otherwise would have been earned by such Participant based on actual achievement of the performance goal for the entire fiscal year.

            (f) The right of a Participant or of any other person to any payment under the Plan shall not be assigned, transferred, pledged or encumbered in any manner and any attempted assignment, transfer, pledge or encumbrance shall be null and void and of no force or effect.

SECTION 6. AMENDMENT AND TERMINATION

            The Board of Directors may at any time amend the Plan in any fashion or terminate or suspend the Plan; provided that no amendment shall be made which would cause bonuses payable under the Plan to fail to qualify for the exemption from the limitations of Section 162(m) of the Code provided in Section 162(m)(4)(C) of the Code. Upon any such termination, all rights of a Participant with respect to any fiscal year that has not ended on or prior to the effective date of such termination shall become null and void. Any amendments to the Plan shall require shareholder approval only to the extent required by Section 162(m) of the Code.

SECTION 7. SHAREHOLDER APPROVAL

            No bonuses shall be paid under the Plan unless and until the Company's shareholders shall have approved the Plan and the performance goals as required by Section 162(m) of the Code. If the Plan is amended in any way that changes the material terms of the Plan's performance goals, including by materially modifying the performance goals, increasing the maximum bonus payable under the Plan or changing the Plan's eligibility requirements, the Plan shall be resubmitted to the Company's shareholders for approval as required by Section 162(m) of the Code.

SECTION 8. MISCELLANEOUS

            (a) The Plan shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made, and to be wholly performed, within such State, without regard to principles of choice of laws.

            (b) All amounts required to be paid under the Plan shall be subject to any required Federal, state, local and other applicable withholdings or deductions.

            (c) Nothing contained in the Plan shall confer upon any Participant or any other person any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation payable to the Participant from the rate in effect at the commencement of a fiscal year or to otherwise modify the terms of such Participant's employment. No person shall have any claim or right to participate in or receive any award under the Plan for any particular fiscal year.

                                GREATBATCH, INC.
                            2005 STOCK INCENTIVE PLAN

1     PREAMBLE

      This Greatbatch, Inc. 2005 Stock Incentive Plan, as it may be amended from time to time (the "Plan"), is intended to promote the interests of Greatbatch, Inc., a Delaware corporation ("GB" and, together with its Subsidiaries, the "Company"), and its stockholders by providing officers and other employees and non-employee directors of the Company with appropriate incentives and rewards to encourage them to enter into and continue in service to the Company and to acquire a proprietary interest in the long-term success of the Company, while aligning the interests of key employees and management with those of the stockholders.

      This Plan is intended to provide a flexible framework that will permit the development and implementation of a variety of stock-based programs based on changing needs of the Company, its competitive market and the regulatory climate.

2     DEFINITIONS

      As used in the Plan, the following definitions apply to the terms indicated below:

      (a) "Award Agreement" shall mean the written agreement between the Company and a Participant or other document approved by the Committee evidencing an Incentive Award.

      (b) "Board of Directors" shall mean the Board of Directors of GB.

      (c) "Cause," and the term "for cause" shall mean,

            (1) with respect to a Participant who is a party to a written employment agreement with the Company, which agreement contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company, "for cause" or "cause" as defined in the most recent of such agreements, or

            (2) in all other cases, as determined by the Committee, in its sole discretion, that one or more of the following has occurred: (A) any intentional or willful failure, or failure due to bad faith, by such Participant to substantially perform his or her duties to the Company which shall not have been corrected within 30 days following written notice thereof, (B) any misconduct by such Participant which is significantly injurious to the Company, (C) any breach by such Participant of any covenant contained in the instrument pursuant to which an Incentive Award is granted, (D) such Participant's conviction of, or entry of a plea of nolo contendere in respect of, any felony which results in, or is reasonably expected to result in, economic or reputational injury to the Company.

      (d) "Change in Control", unless otherwise defined in an Award Agreement, occurs if

            (1) any "Person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act of 1934), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total combined voting power of all classes of capital stock of GB normally entitled to vote for the election of directors of GB; or

            (2) the Board of Directors shall approve a sale of all or substantially all of the assets of the Company, in one transaction or a series of related transactions, or

            (3) the Board of Directors shall approve any merger or consolidation of GB in which the shareholders of GB immediately prior to such transaction own, in the aggregate, less than 50% of the total combined voting power of all classes of capital stock of the surviving entity normally entitled to vote for the election of directors of the surviving entity.

      For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

      (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (f) "Committee" shall mean the Compensation and Organization Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, that the Committee shall at all times consist of two or more persons, each of whom shall be a member of the Board of Directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 (as defined herein), members of the Committee (or any subcommittee thereof) shall be "non-employee directors" within the meaning of Rule 16b-3. To the extent required for compensation realized from Incentive Awards (as defined herein) under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Committee (or any subcommittee thereof) shall be "outside directors" within the meaning of such section.

      (g) "Company Stock" shall mean the common stock, par value $.01 per share, of GB.

      (h) "Covered Employee" means a Participant who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

      (i) "Disability," unless otherwise provided in an Award Agreement, shall mean

            (1) with respect to a Participant who is a party to a written employment agreement with the Company, which agreement contains a definition of "disability" or "permanent disability" (or words of like import) for purposes of termination of employment thereunder by the Company, "disability" or "permanent disability" as defined in the most recent of such agreements, or

            (2) in all other cases, means such Participant's inability to perform substantially his or her duties to the Company by reason of physical or mental illness, injury, infirmity or condition: (A) for a continuous period for 180 days or one or more periods aggregating 180 days in any twelve-month period;
(B) at such time as such Participant is eligible to receive disability income payments under any long-term disability insurance plan maintained by the Company; or (C) at such earlier time as such Participant or the Company submits medical evidence, in the form of a physician's certification, that such Participant has a physical or mental illness, injury, infirmity or condition that will likely prevent such Participant from substantially performing his duties for 180 days or longer.

      (j) "Dividend Equivalents" means a right granted to a Participant pursuant to Section 10 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

      (k) "Effective Date" shall mean February 21, 2005, the date the Plan was adopted by the Board of Directors, subject to approval by GB's stockholders. The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of GB present or represented and entitled to vote at a meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting and duly held in accordance with the applicable provisions of GB's Bylaws. Incentive Awards may be granted under the Plan at any time prior to the receipt of stockholder approval; provided, however, that each such grant shall automatically terminate in the vent such approval is not obtained. Without limiting the foregoing, no Option or SAR may be exercised prior to the receipt of such approval, and no share certificate will be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval.

      (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      (m) "Fair Market Value" means, for any particular date, (i) for any period during which the Company Stock shall be listed for trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing price per share of Company Stock on such exchange or the NASDAQ closing bid price as of the close of such trading day, or (ii) the market price per share of Company Stock as determined in good faith by the Board of Directors in the event (i) above shall not be applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next preceding day when the markets were open.

      (n) "Incentive Award" shall mean an Option, SAR, share of Restricted Stock, Restricted Stock Unit or Stock Bonus (each as defined herein) granted pursuant to the terms of the Plan.

      (o) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code.

      (p) "Issue Date" shall mean the date established by the Committee on which Certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 9(e).

      (q) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

      (r) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7.

      (s) "Participant" shall mean an employee, a non-employee consultant or service provider, or non-employee director of the Company to whom an Incentive Award is granted pursuant to the Plan and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

      (t) "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Sections 9 and 10, but which is subject to the terms and conditions set forth in Section 12. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

      (u) "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings or income, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on investment, return on stockholders' equity, return on assets or net assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, cost reduction or savings, customer satisfaction, working capital, earnings or diluted earnings per share, price per share of Company Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

      (v) "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company (determined consistent with U.S. Generally Accepted Accounting Principles), or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

      (w) "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

      (x) "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

      (y) A share of "Restricted Stock" shall mean a share of Company Stock that is granted pursuant to the terms of Section 9 hereof and that is subject to the restrictions set forth in Section 9(c).

      (z) "Restricted Stock Unit" means the right to receive a share of Company Stock that is granted pursuant to the terms of Section 10.

      (aa) "Rule 16b-3" shall mean the rule thus designated as promulgated under the Exchange Act.

      (bb) "SAR" shall mean a stock appreciation right granted pursuant to
Section 8.

      (cc) "Stock Bonus" shall mean a bonus payable in shares of Company Stock or a payment made in shares of Company Stock pursuant to a deferred compensation plan of the Company.

      (dd) "Subsidiary" shall mean any corporation or other entity in which, at the time of reference, the Company owns, directly or indirectly, stock or similar interests comprising more than 50 percent of the combined voting power of all outstanding securities of such entity.

      (ee) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Restricted Stock Unit may vest.

3     STOCK SUBJECT TO THE PLAN

      (a) Shares Available for Awards

      The total number of shares of Company Stock with respect to which Incentive Awards may be granted shall not exceed 2,450,000 shares. Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

      (b) Total Grants by Award Type

      The total number of shares of Company Stock to be awarded under the Plan as Options or SARs shall not exceed 2,450,000 shares. The total number of shares of Company Stock to be awarded under the Plan as Incentive Stock Options shall not exceed 2,450,000 shares. The total number of shares of Company Stock to be awarded under the Plan as Restricted Stock, Restricted Stock Units or as Stock Bonuses shall, in the aggregate, not exceed 850,000 shares and no more than 150,000 shares of Restricted Stock or Restricted Stock Units shall be issued in any fiscal year of the Company.

      (c) Individual Limitation

      The total number of shares of Company Stock subject to Options and SARs awarded to any one employee during any fiscal year of the Company, shall not exceed 100,000 shares. Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section 3(c) shall not apply in any circumstance with respect to which the Committee determines that compliance with Section 162(m) of the Code is not necessary.

      (d) Adjustment for Change in Capitalization

      If there is any change in the outstanding shares of Company Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation, the number of shares available for issuance both in the aggregate and with respect to each outstanding Incentive Award, the price per share under each outstanding Incentive Award, and the limitations set forth in Section 3(b) and (c), shall be proportionately adjusted by the Committee, whose determination shall be final and binding. After any adjustment made pursuant to this Section 3(d), the number of shares subject to each outstanding Incentive Award shall be rounded to the nearest whole number.

      (e) Other Adjustments

      In the event of any transaction or event described in Section 3(d) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Incentive Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, including, if the Committee deems appropriate, the principles of Treasury Regulation Section 1.424-1(a)(5) except to the extent necessary to ensure that the action does not violate
Section 409A of the Code, either by amendment of the terms of any outstanding Incentive Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions:

            (i) To provide for either (A) termination of any such Incentive Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Incentive Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 3(e) the Committee determines in good faith that no amount would have been attained upon the exercise of such Incentive Award or realization of the Participant's rights, then such Incentive Award may be terminated by the Company without payment) or (B) the replacement of such Incentive Award with other rights or property selected by the Committee in its sole discretion;

            (ii) To provide that such Incentive Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

            (iii) To make adjustments in the number and type of shares of Company Stock (or other securities or property) subject to outstanding Incentive Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

            (iv) To provide that such Incentive Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

            (v) To provide that the Incentive Award cannot vest, be exercised or become payable after such event.

      (f) Re-use of Shares

      To the extent that an Incentive Award terminates, expires, is cancelled, forfeited, or lapses for any reason, or if an Incentive Award is settled by payment of cash, any shares of Company Stock subject to the Incentive Award shall again be available for the grant of an Incentive Award pursuant to the Plan. Shares which are used to pay the exercise price of an Option and shares withheld to satisfy tax withholding obligations will not be available for further grants of Incentive Awards pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Company Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Company Stock available for grant pursuant to this Plan. Dividend Equivalents payable in cash shall not be counted against the shares available for issuance under the Plan.

      (g) No Repricing

      Absent stockholder approval, neither the Committee nor the Board of Directors shall have any authority, with or without the consent of the affected holders of Incentive Awards, to "reprice" an Incentive Award after the date of its initial grant with a lower exercise price in substitution for the original exercise price. This paragraph may not be amended, altered or repealed by the Board of Directors or the Committee without approval of the stockholders of the Company.

4     ADMINISTRATION OF THE PLAN

      The Plan shall be administered by the Committee. The Committee shall from time to time designate the persons who shall be granted Incentive Awards and the amount, type and other features of each Incentive Award.

      The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. The Committee shall determine whether an authorized leave of absence or absence due to military or government service shall constitute termination of employment. Decisions of the Committee shall be final and binding on all parties. Determinations made by the Committee under the Plan need not be uniform but may be made on a Participant-by-Participant basis. Notwithstanding anything to the contrary contained herein, the Board of Directors may, in its sole discretion, at any time and from time to time, resolve to administer the Plan, in which case the term "Committee" as used herein shall be deemed to mean the Board of Directors.

      The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or SAR granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Option or SAR and (iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or Restricted Stock Unit or otherwise adjust any of the terms applicable to such share.

      No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5     ELIGIBILITY

      The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such employees of the Company (including employees who are also directors and prospective employees conditioned on their becoming employees), non-employee consultants or service providers, and non-employee directors of the Company as the Committee shall designate from time to time.

6     AWARDS UNDER THE PLAN; AWARD AGREEMENTS

      The Committee may grant Options, SARs, shares of Restricted Stock, Restricted Stock Units and Stock Bonuses, in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

      Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Award Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the Incentive Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

7     OPTIONS

      (a) Identification of Options

      Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. In the absence of such identification, an Option will be deemed to be a Non-Qualified Stock Option.

      (b) Exercise Price

      Each Award Agreement with respect to an Option shall set forth the amount (the "exercise price") payable by the holder to the Company upon exercise of the Option. The exercise price per share shall be determined by the Committee but shall in no event be less than the Fair Market Value of a share of Company Stock on the date the Option is granted.

      (c) Term and Exercise of Options

            (1) The applicable Award Agreement will provide the date or dates on which an Option shall become exercisable. The Committee shall determine the expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than ten years after the date of grant. Unless the applicable Award Agreement provides otherwise, no Option shall be exercisable prior to the first anniversary of the date of grant.

            (2) An Option may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

            (3) Unless the Committee determines otherwise, an Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary (or the Secretary's designee), no less than one nor more than ten business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by certified check, bank cashier's check or wire transfer; (ii) subject to the approval of the Committee, in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) by means of a broker assisted cashless exercise procedure complying with applicable law, and
(iv) by such other provision as the Committee may from time to time authorize. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary (or the Secretary's designee) of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary (or the Secretary's designee) of the Company shall require.

            (4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

      (d) Limitations on Incentive Stock Options

            (1) Incentive Stock Options may be granted only to employees of the Company or any "subsidiary corporation" thereof (within the meaning of Section 424(f) of the Code and the applicable regulations thereunder).

            (2) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary corporation" of the Company within the meaning of Section 424 of the Code) shall exceed $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

            (3) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any "subsidiary corporation" of the Company within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

      (e) Effect of Termination of Employment

            (1) Unless the applicable Award Agreement provides or the Committee shall determine otherwise, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death : (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is three months after such termination, on which date they shall expire; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The three-month period described in this Section 7(e)(1) shall be extended to one year in the event of the Participant's death during such three-month period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

            (2) Unless the applicable Award Agreement provides or the Committee shall determine otherwise, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the
Participant: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire; and
(ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

            (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

      (f) Acceleration of Exercise Date Upon Change in Control

      Unless the Award Agreement provides or the Committee determines otherwise, upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan. In addition, in the event of a potential Change in Control, the Committee may in its discretion, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Company Stock to be received by other shareholders of the Company in the Change in Control less the exercise price of each Option.

      (g) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant each Option granted to a Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may in its sole discretion on a case by case basis, in any applicable agreement evidencing an Option (other than, to the extent inconsistent with the requirements of Section 422 of the Code applicable to Incentive Stock Options), permit a Participant to transfer all or some of the Options to (i) the Participant's Immediate Family Members, or (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. "Immediate Family Members" shall mean a Participant's spouse, child(ren) and grandchild(ren). Notwithstanding the foregoing, Non-Qualified Stock Options may be transferred to a Participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

8     SARS

      (a) Exercise Price

      The exercise price per share of a SAR shall be determined by the Committee at the time of grant, but shall in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

      (b) Benefit Upon Exercise

      The exercise of SARs with respect to any number of shares of Company Stock shall entitle the Participant to receive unrestricted, fully transferable shares of Company Stock, payable within 2 1/2 months of the date on which the SARs are exercised, equal in value to the number of SARs exercised multiplied by (i) the Fair Market Value of a share of Company Stock on the exercise date over (ii) the exercise price of the SAR. Fractional share amounts shall be settled in cash.

      (c) Term and Exercise of SARS

            (1) The applicable Award Agreement will provide the dates or dates on which a SAR shall become exercisable. The Committee shall determine the expiration date of each SAR. Unless the applicable Award Agreement provides otherwise, no SAR shall be exercisable prior to the first anniversary of the date of grant.

            (2) A SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of a SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

            (3) Unless the Committee determines otherwise, a SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary (or the Secretary's designee), no less than one nor more than ten business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Company Stock with respect to which the SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant.

      (d) Effect of Termination of Employment

      The provisions set forth in Section 7(e) with respect to the exercise of Options following termination of employment shall apply as well to such exercise of SARs.

      (e) Acceleration of Exercise Date Upon Change in Control

      Unless the Award Agreement provides or the Committee determines otherwise, upon the occurrence of a Change in Control, any SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan. In addition, in the event of a potential Change in Control, the Committee may in its discretion, cancel any outstanding SARs and pay to the holders thereof, in stock, the value of such SARs based upon the price per share of Company Stock to be received by other shareholders of the Company in the Change in Control less the exercise price of each SAR.

9     RESTRICTED STOCK

      (a) Issue Date and Vesting Date

      At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 9(e). Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 9(b) are satisfied, and except as provided in Section 9(g), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 9(c) shall cease to apply to such share.

      (b) Conditions to Vesting

      At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Committee may specify under
Section 12.

      (c) Restrictions on Transfer Prior to Vesting

      Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

      (d) Dividends on Restricted Stock

      The Committee in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

      (e) Issuance of Certificates

            (1) Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear any such legend as the Company may determine.

      Such legend shall not be removed until such shares vest pursuant to the terms hereof.

            (2) Each certificate issued pursuant to this Section 9(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company in such manner as the Company may determine unless the Committee determines otherwise.

      (f) Consequences of Vesting

      Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions of Section 9(c) shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 9(e). Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws or pursuant to Section 15.

      (g) Effect of Termination of Employment

            (1) Unless the applicable Award Agreement or the Committee determines otherwise, in the event of the termination of a Participant's service to the Company for any reason other than Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited and returned to the Company. The Company also shall have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

            (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested prior to the date of such termination shall immediately be forfeited and returned to the Company, together with any dividends credited on such shares by termination of any escrow arrangement under which such dividends are held or otherwise.

      (h) Effect of Change in Control

      Unless the Award Agreement provides or the Committee determines otherwise, upon the occurrence of a Change in Control, all outstanding shares of Restricted Stock which have not previously vested shall immediately vest. In addition, in the event of a potential Change in Control, the Committee may in its discretion, cancel any outstanding shares of Restricted Stock and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such shares of Restricted Stock based upon the price per share of Company Stock to be received by other shareholders of the Company in the Change in Control.

10    RESTRICTED STOCK UNITS

      (a) Vesting Date

      At the time of the grant of Restricted Stock Units, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a Restricted Stock Unit imposed pursuant to Section 10(c) are satisfied, and except as provided in Section 10(d), upon the occurrence of the Vesting Date with respect to a Restricted Stock Unit, such Restricted Stock Unit shall vest and shares of Stock will be delivered pursuant to Section 10(c).

      (b) Dividend Equivalents

      Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Company Stock that are subject to any award of Restricted Stock Units, to be credited as of dividend payment dates, during the period between the date the award is granted and the date the award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional Restricted Stock Units by such formula and at such time and subject to such limitations as may be determined by the Committee.

      (c) Benefit Upon Vesting

      Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or, in the sole discretion of the Committee, an amount, payable within 2 1/2 months of the date on which such Restricted Stock Units vests, equal to the Fair Market Value of a share of Company Stock on the date on which such Restricted Stock Unit vests. Notwithstanding the foregoing, shares of Company Stock issued may be subject to restrictions on transfer as a result of applicable securities laws or pursuant to Section 15.

      (d) Conditions to Vesting

      At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock Units as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of Restricted Stock Units, that the Participant or the Company achieves such performance goals as the Committee may specify under Section 12.

      (e) Effect of Termination of Employment

            (1) Unless the applicable Award Agreement or the Committee determines otherwise, Restricted Stock Units that have not vested, together with any dividends credited on such Restricted Stock Units, shall be forfeited upon the Participant's termination of employment for any reason other than Cause.

            (2) In the event of the termination of a Participant's employment for Cause, all Restricted Stock Units granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited, together with any dividends credited on such shares.

      (f) Effect of Change in Control

      Unless the Award Agreement provides or the Committee determines otherwise, upon the occurrence of a Change in Control all outstanding Restricted Stock Units which have not theretofore vested shall immediately vest. In addition, in the event of a potential Change in Control, the Committee may in its discretion, cancel any outstanding Restricted Stock Units and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Restricted Stock Units based upon the price per share of Company Stock to be received by other shareholders of the Company in the Change in Control.

11    STOCK BONUSES

      In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

12    PERFORMANCE-BASED AWARDS

      (a) Purpose.

      The purpose of this Section 12 is to provide the Committee the ability to qualify Incentive Awards other than Options and SARs that are granted pursuant to Sections 9 and 10 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Section 12 shall control over any contrary provision contained in Sections 9 and 10; provided, however, that the Committee may in its discretion grant Incentive Awards to Covered Employees and to other Participants that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 12.

      (b) Applicability.

      This Section 12 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Incentive Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

      (c) Procedures with Respect to Performance-Based Awards.

      To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Incentive Award granted under Sections 9 and 10 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

      (d) Payment of Performance-Based Awards.

      Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if, and to the extent, the Performance Goals for such period are achieved.

      (e) Additional Limitations.

      Notwithstanding any other provision of the Plan, any Incentive Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

13    RIGHTS AS A STOCKHOLDER

      No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares.

      Except as otherwise expressly provided in Section 3(d), no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14    DEFERRAL OF AWARDS

      The Committee may permit or require the deferral of payment or settlement of any Restricted Stock Unit or Stock Bonus subject to such rules and procedures as it may establish. Payment or settlement of Options or SARs may not be deferred unless such deferral would not cause the provisions of Section 409A of the Code to be violated.

15    RESTRICTION ON TRANSFER OF SHARES

      The Committee may impose, either in the Award Agreement or at the time shares of Company Stock are issued in settlement of an Incentive Award, restrictions on the ability of the Participant to sell or transfer such shares of Company Stock.

16    NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

      Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

      No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other person.

17    SECURITIES MATTERS

      (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange or any other securities exchange or automated quotation system on which shares of Company Stock are listed. Certificates evidencing shares of Company Stock issued pursuant to the terms hereof, may bear such legends, as the Committee or the Company, in its sole discretion, deems necessary or desirable to insure compliance with applicable securities laws.

      (b) The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange or any other securities exchange or automated quotation system on which shares of Company Stock are listed. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of the Committee's decision to defer the effectiveness of a transfer. During the period of such a deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

      (c) It is intended that the Plan be applied and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Committee. The Committee is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

18    WITHHOLDING TAXES

      Whenever cash is to be paid pursuant to an Incentive Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

      Whenever shares of Company Stock are to be delivered pursuant to an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, which it shall have sole discretion to grant and which approval may be evidenced by the presence in the Award Agreement of an appropriate reference to such right, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award. Any tax withholding above the minimum amount of tax required to be withheld must be deducted from other amounts payable to the Participant or must be paid in cash by the Participant.

19    NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE

      If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)) and permitted under the terms of the Award Agreement, such Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

20    NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(b) OF THE
      CODE

      Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within ten days of such disposition.

21    AMENDMENT OR TERMINATION OF THE PLAN

      The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent required by Rule 16b-3 or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, or if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m), Section 422 or Section 409A of the Code or any applicable rule or listing standard of any stock exchange, automated quotation system or similar organization. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Incentive Award.

22    NO OBLIGATION TO EXERCISE

      The grant to a Participant of an Option or SAR shall impose no obligation upon such Participant to exercise such Option or SAR.

23    TRANSFERS UPON DEATH; NONASSIGNABILITY

      Upon the death of a Participant outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with
(a) written notice thereof and with a copy of the Will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and
(b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

      Except as otherwise provided, no Incentive Award or interest in it may be transferred, assigned, pledged or hypothecated by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

24    EXPENSES AND RECEIPTS

      The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

25    FAILURE TO COMPLY

      In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its sole discretion, may determine.

26    EFFECTIVE DATE AND TERM OF PLAN

      The Plan shall be effective as of the Effective Date. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

27    APPLICABLE LAW

      Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws thereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS     Please
INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.                   Mark Here
                                                                for Address  |_|
                                                                Change or
                                                                Comments
                                                                SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

1. ELECTION OF DIRECTORS

                                                                  FOR               WITHHOLD
   Nominees:                                              the nominees listed      AUTHORITY
   01 Thomas J. Hook         06 Peter H. Soderberg        at left (except as     to vote for the
   02 Edward F. Voboril      07 Thomas S. Summer             marked to the         nominee(s)
   03 Pamela G. Bailey       08 William B. Summers, Jr.        contrary)         listed at left
   04 Joseph A. Miller, Jr.  09. John P. Wareham                  |_|                  |_|
   05 Bil l R. Sanford

(To withhold authority to vote for any individual nominee write his or her name in the space below):

________________________________________________________________________________


                                                          FOR   AGAINST  ABSTAIN
2. APPROVE THE ADOPTION OF THE GREATBATCH, INC.
   EXECUTIVE SHORT-TERM INCENTIVE COMPENSATION PLAN.      |_|     |_|      |_|

3. APPROVE AN AMENDMENT TO THE
   GREATBATCH, INC. 2005 STOCK INCENTIVE
   PLAN TO INCREASE THE NUMBER OF SHARES                  |_|     |_|      |_|
   AVAILABLE FOR ISSUANCE.

4. RATIFY THE APPOINTMENT OF DELOITTE
   & TOUCHE LLP AS THE INDEPENDENT
   REGISTERED PUBLIC ACCOUNTING FIRM FOR                  |_|     |_|      |_|
   GREATBATCH, INC. FOR FISCAL YEAR 2007.

5. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments.

                                         I PLAN TO ATTEND THE
                                         ANNUAL MEETING           |_|

Signature____________________Signature____________________Date__________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

  WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE
                    AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

  Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

  Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

-------------------------------------       ------------------------------------
               INTERNET                                   TELEPHONE
    http://www.proxyvoting.com/gb                       1-866-540-5760

Use the internet to vote your proxy.   OR   Use any touch-tone telephone to vote
Have your proxy card in hand when you        your proxy. Have your proxy card in
         access the web site.                        hand when you call.
-------------------------------------       ------------------------------------

   If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

PROXY                            GREATBATCH, INC.                          PROXY
                                9645 WEHRLE DRIVE
                            CLARENCE, NEW YORK 14031
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS ON MAY 22, 2007

      The undersigned hereby appoints Thomas J. Mazza and Timothy G. McEvoy, and each of them, proxies with the powers the undersigned would possess if personally present and with full power of substitution, to vote all shares of common stock of the undersigned at the Annual Meeting of Stockholders of Greatbatch, Inc. to be held at the Buffalo Niagara Marriott, 1340 Millersport Highway, Amherst, New York 14221, on May 22, 2007, and at any adjournment, upon matters described in the Proxy Statement furnished with this proxy card and all other subjects that may properly come before the meeting.

      IF NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR THE NOMINEES FOR DIRECTOR LISTED IN THE PROXY STATEMENT FURNISHED WITH THIS PROXY CARD, FOR THE APPROVAL OF THE EXECUTIVE SHORT-TERM INCENTIVE COMPENSATION PLAN, FOR THE APPROVAL OF AN AMENDMENT TO THE 2005 STOCK INCENTIVE PLAN, FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AND AT THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

      If you have a beneficial interest in shares allocated to your account under the Greatbatch, Inc. 401(k) Retirement Plan, then this card also constitutes your voting instructions to the trustee of this plan. If you do not submit a proxy or otherwise provide voting instructions, or if you do not attend the annual meeting and vote by ballot, the trustee of this plan will vote the shares in the same manner and in the same proportion as the shares for which voting instructions are received, except that the trustee, in the exercise of the trustee's fiduciary duties, may determine that the trustee must vote the shares in some other manner. If you plan to attend the meeting, please check the appropriate box on your proxy card, return the proxy card and refer to the map included below containing directions to the Buffalo Niagara Marriott.

        (Continued and to be marked, dated and signed, on the other side)
________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________




________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^


                       [MAP OF BUFFALO MARRIOTT NIAGARA]